VANGUARD CALIFORNIA
TAX-EXEMPT FUNDS

VANGUARD CALIFORNIA TAX-EXEMPT
  MONEY MARKET FUND

VANGUARD CALIFORNIA INSURED
  INTERMEDIATE-TERM TAX-EXEMPT FUND

VANGUARD CALIFORNIA INSURED
  LONG-TERM TAX-EXEMPT FUND

ANNUAL
REPORT
NOVEMBER 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        7

                                   REPORT FROM
                                   THE ADVISER
                                        9

                              PERFORMANCE SUMMARIES
                                       11

                                  FUND PROFILES
                                       14

                              FINANCIAL STATEMENTS
                                       18

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       40

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]           [PHOTO]
John J. Brennan   John C. Bogle
Chairman & CEO    Senior Chairman

Interest rates declined on balance during the twelve months ended November 30, 1998--the fiscal year for the Vanguard California Tax-Exempt Funds--providing a significant boost to prices of tax-exempt municipal bonds. In this bond-friendly environment of lower rates and tame inflation, the +3.1% return of our California Tax-Exempt Money Market Fund, the +7.5% return of our California Insured Intermediate-Term Tax-Exempt Fund, and the +8.3% return of our California Insured Long-Term Tax-Exempt Fund exceeded the results of their peers.

----------------------------------------------------------------------
                                        COMPONENTS OF TOTAL RETURNS
                                            FISCAL YEAR ENDED
                                            NOVEMBER 30, 1998
                                        ------------------------------
CALIFORNIA TAX-EXEMPT FUND               INCOME    CAPITAL   TOTAL
----------------------------------------------------------------------
Money Market                             +3.1%      0.0%     +3.1%
  (SEC 7-Day Annualized Yield: 2.74%)
Insured Intermediate-Term                +4.8      +2.7      +7.5
Insured Long-Term                        +5.2      +3.1      +8.3
----------------------------------------------------------------------

       The table at right presents each fund's twelve-month return along with its income and capital components. The total return (capital change plus reinvested dividends) of the Insured Long-Term Tax-Exempt Fund return is based on a change in net asset value from $11.45 per share on November 30, 1997, to $11.73 per share on November 30, 1998, adjusted for dividends totaling $0.577 per share paid from net investment income and a distribution of $0.069 per share paid from net realized capital gains. The Insured Intermediate-Term Fund's return is based on a change in net asset value from $10.66 per share on November 30, 1997, to $10.95 per share on November 30, 1998, adjusted for dividends totaling $0.489 per share paid from net investment income. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield stood at 4.33%, the Insured Intermediate-Term Fund's yield at 3.87%, and the Money Market Fund's yield at 2.74%.

FINANCIAL MARKETS IN REVIEW

During the twelve months ended November 30, investors fretted over a variety of developments both here and abroad, from the debt problems of foreign governments to a huge hedge-fund bailout to growing concern about corporate profits. Overall, the uncertainty made for a tumultuous, but ultimately rewarding, period in the equity markets and a fine fiscal year for bonds.

       The yield of the benchmark 30-year U.S. Treasury bond fell about 100 basis points on balance, ending the period at 5.06% after bottoming out at 4.72% in early October. During the autumn, the Federal Reserve Board trimmed short-term rates three times in seven weeks by a total of 0.75 percentage point, citing the strain of international woes on the U.S. economy. The economy continued to exhibit steady growth (about 3% during the period), and inflation remained low. Consumer prices were up just 1.5% for the fiscal year.

       Of course, as interest rates drop, bond prices rise. That meant outstanding returns for bonds during the fiscal year, particularly for longer-maturity issues, which benefit most from interest-rate declines. The Lehman Brothers Long U.S. Treasury Bond Index earned a total return of +15.7%, with its +7.2% income return augmented by an +8.5% capital return.

       Yields on high-grade long-term municipal bonds did not fall as far as those for Treasury securities. Top-rated long-term municipal bonds ended the fiscal year with a yield of 4.89%, down from 5.25% at the end of November 1997. Yields on top-grade (MIG-1) 3-month notes, which are more sensitive than longer-term issues to changes in short-term interest rates, declined on balance to 2.95% from 3.80% a year earlier. For the twelve months, the Lehman 10 Year Municipal Bond Index, a good measure of the long-term municipal market, returned +8.1%--an outstanding return considering the tax advantages of municipal bonds and the extremely low inflation rate.

       The U.S. stock market, meanwhile, weathered a severe summer storm that drove the broad market down nearly -20% and clipped more than 40% from the value of many smaller stocks. A swift recovery ensued during the final three months of the fiscal year, and for the twelve months, the Standard & Poor's 500 Composite Stock Price Index was up +23.7%.

       The 1998 fiscal year will likely be remembered as a period of extraordinary relative value in the municipal bond market. On November 30, yields on long-term U.S. Treasuries and long-term municipal bonds were nearly identical--a truly remarkable occurrence, given that income from state-specific municipal bond funds is exempt from federal, state, and local taxes for state residents. The yield convergence has been the result of several factors. Treasury bonds benefited from both an easing of inflation fears and a "flight to quality" by foreign investors--particularly from Asia--who bought Treasury securities to protect themselves from declines in their currencies versus the U.S. dollar. Meanwhile, new Treasury issuance dropped--thanks to the federal budget surplus--and issuance of new municipal bonds soared, dampening prices a bit and keeping yields high in relation to Treasuries.

       Throughout the summer and into the fall, yields of long-term municipal bonds were equal to about 98% of the yield on comparable Treasuries, and on several occasions muni yields matched or even slightly exceeded Treasury yields. To be sure, this phenomenon is temporary, but it made municipal bonds as valuable in relation to Treasuries as they've ever been. Historically, municipal bonds have offered a yield equal to about 84% of the yield on Treasury bonds.

       It's always important to view the performance of bonds in the proper perspective, especially after a year when declining interest rates pushed returns higher. As you may recall, during the past two fiscal years bond prices received only a small capital boost. Just four years ago, in 1994, interest rates rose sharply and bond prices plunged, providing a painful lesson about the volatility of bond-fund returns. It is also important for investors to understand that the ever-present fluctuations in the bond market tend to offset each other over longer periods, leaving the rate of interest income as the dominant long-term source of bond returns.

FISCAL 1998 PERFORMANCE OVERVIEW

The +8.3% return of the Vanguard California Insured Long-Term Tax-Exempt Fund topped the +7.3% return of the average California municipal bond fund and the +7.8% return of the unmanaged Lehman Municipal Bond Index. This index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. Though the majority of our total return came from interest income, the fund earned a capital return of +3.1% that reflected the interest-rate decline.

       Our Intermediate-Term Tax-Exempt Fund earned a +7.5% return that outpaced the +6.7% return of the average intermediate-term California municipal bond fund and the +7.3% return of the unmanaged Lehman 7 Year Municipal Bond Index. Our Tax-Exempt Money Market Fund provided a total return of +3.1%, outpacing the +2.8% return of its average peer.

THE MUNICIPAL BOND TAX ADVANTAGE

For California residents, the income earned by our funds is exempt from state, local, and federal income taxes. At current yields, that means that investors in long-term tax-exempt municipal bonds who are taxed at the highest marginal tax rate can earn an astounding 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund, and investors in insured intermediate-term municipal bonds can earn 50% more after-tax income than in comparable Treasury securities. Our Tax-Exempt Money Market Fund also offers California residents a distinct advantage over Treasuries with similar maturities. On November 30, the yield of MIG-1 notes was 11% higher than the after-tax yield of 90-day U.S. Treasury bills. To look at this another way, a yield of 5.1% on a tax-exempt long-term bond would be the equivalent of an 8.4% taxable yield for California taxpayers subject to the highest tax rates. For a tax-exempt short-term yield of 3.0%, the taxable equivalent would be 5.0%.

       These remarkable advantages are illustrated in the table at right, which compares the annual net income earned on tax-exempt and taxable U.S. Treasury securities as of November 30, 1998, assuming a $100,000 investment. Our illustration assumes current yields (as of November 30, 1998) of 5.1% for long-term U.S. Treasury bonds, 4.7% for intermediate-term U.S. Treasury bonds, 4.5% for U.S. Treasury bills, 5.1% for long-term municipals, 4.2% for intermediate-term municipals, and 3.0% for short-term municipals.

--------------------------------------------------------------------
                                     ILLUSTRATION OF INCOME FROM
                                 A HYPOTHETICAL $100,000 INVESTMENT

                                  SHORT-    INTERMEDIATE-    LONG-
                                   TERM         TERM         TERM
--------------------------------------------------------------------
Taxable gross income              $4,500       $4,700       $5,100
Less taxes (39.6%)                (1,800)      (1,900)      (2,000)
Net after-tax income               2,700        2,800        3,100
--------------------------------------------------------------------
Tax-exempt income                 $3,000       $4,200       $5,100
--------------------------------------------------------------------
Tax-exempt income advantage         $300       $1,400       $2,000
--------------------------------------------------------------------
Percentage advantage                 11%          50%          65%
--------------------------------------------------------------------

The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%; local taxes are not considered. The illustration is not intended to represent future results.

       Of course, in terms of credit quality, state-specific municipal bond funds, by definition, don't match up to U.S. Treasury bond funds, whose securities are backed by the full faith and credit of the U.S. government. Also, single-state municipal bond funds lack geographic diversification. Private insurance on the bonds in our Long-Term Tax-Exempt and Intermediate-Term Tax-Exempt Funds, however, substantially mitigates these additional credit risks. Though the insurance does not provide protection against fluctuations in the funds' value, it guarantees full payment of interest and principal for our bond holdings.

       Portfolio insurance generally is not available for short-term securities, so our investment adviser, Vanguard Fixed Income Group, is responsible for preserving the principal of the Tax-Exempt Money Market Fund--a responsibility the group fulfilled admirably. We remind you that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The table below compares the longer-term performance of our funds with those of their average peer mutual funds. It also illustrates our performance edge over our competitors, based on hypothetical investments of $10,000 made a decade ago in our funds (since inception for the Insured Intermediate-Term Fund) and their average competitors.

       Our edge is explained, in part, by our lower expenses, a powerful--and, we believe, sustainable--advantage that helps us toward our goal of providing returns that exceed those of competitive norms. Our funds maintain expense ratios (annual expenses as a percentage of average net assets) of about 0.20%, far below the 1.03% charged by the average long-term state tax-exempt fund, the 0.92% charged by the average intermediate-term state tax-exempt fund, and the 0.53% charged by the average state tax-exempt money market fund. Our success is also the result of the skillful management of Vanguard Fixed Income Group, which has helped guide our funds to their superior record while maintaining the highest investment quality in the industry.

--------------------------------------------------------------------------------
                                            TOTAL RETURNS
                                  TEN YEARS ENDED NOVEMBER 30, 1998
                        --------------------------------------------------------
                                                       FINAL VALUE OF
                               AVERAGE                    A $10,000
                             ANNUAL RATE             INITIAL INVESTMENT*
                        --------------------------------------------------------
                                    AVERAGE               AVERAGE
CALIFORNIA              VANGUARD   COMPETING  VANGUARD   COMPETING   VANGUARD
TAX-EXEMPT FUND           FUND       FUND       FUND       FUND      ADVANTAGE
--------------------------------------------------------------------------------
Money Market             +3.8%       +3.4%     $14,472    $13,988     $  484
Insured
  Intermediate-Term**    +7.0        +6.0       13,766     13,191        575
Insured Long-Term        +8.4        +7.7       22,482     21,093      1,389
--------------------------------------------------------------------------------

* Assuming reinvestment of all income dividends and capital gains distributions.

**Annualized returns since inception on March 4, 1994.

       We emphasize that the longer-term returns shown above are higher than investors should expect with interest rates at current levels. The returns of our Insured Long-Term and Insured Intermediate-Term Funds have been boosted by capital appreciation due to generally declining interest rates since 1990. But interest rates cannot decline forever. The best indicator of the average future return on long-term bonds--and it is not a perfect predictor--is the current yield on those bonds.

IN SUMMARY

The excellent returns earned by bonds over the past twelve months--as well as over the past decade--should not lull investors into a false sense of security about the safety of bonds or the reliability of returns. Bond returns will inevitably revert to their historical (lower) averages, possibly with little or no warning.

       We believe that the specific risks of bonds, and the general risks of investing, can be managed by a balanced investment program that includes stock funds, bond funds, and money market funds suited to an individual's objectives, time horizon, tolerance for risk, and financial situation. Once you have such a program, you should be prepared to stick with it through good times and bad.


/s/JOHN C. BOGLE          /s/JOHN J. BRENNAN

John C. Bogle             John J. Brennan
Senior Chairman           Chairman and
                          Chief Executive Officer

December 18, 1998

NOTE: You'll observe that we have made minor changes in the names of the Vanguard California Tax-Exempt Funds. We replaced the word "Tax-Free" with "Tax-Exempt" and replaced "Portfolio" with "Fund" as part of a broader effort to clarify the names in our fund lineup.


NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of the Vanguard California Tax-Exempt Funds overwhelmingly approved six proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the funds' assets at the time of the vote, this change will reduce the amount of state taxes paid each year by some Vanguard funds. The Vanguard California Tax-Exempt Funds will not realize any tax savings as a result of the change, but the funds will benefit from the efficiency of being organized the same way as all other Vanguard funds. Approved by 95.73% of the shares voted, as follows:

        ------------------------------------------------------------
               FOR                 AGAINST               ABSTAIN
        ------------------------------------------------------------
          1,183,043,478           15,798,135           36,966,563
        ------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the California Tax-Exempt Funds to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the funds' investment programs; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

    ----------------------------------------------------------------------------------------
    CALIFORNIA TAX-EXEMPT FUND           FOR           AGAINST       ABSTAIN     APPROVED BY
    ----------------------------------------------------------------------------------------
    Money Market                   1,026,388,210     53,347,978     42,472,055     91.46%
    ----------------------------------------------------------------------------------------
    Insured Intermediate-Term         37,120,842      1,134,685      1,952,941     92.32%
    ----------------------------------------------------------------------------------------
    Insured Long-Term                 67,152,833      3,057,652      3,180,982     91.50%
    ----------------------------------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved as follows:

    ----------------------------------------------------------------------------------------
    CALIFORNIA TAX-EXEMPT FUND           FOR           AGAINST       ABSTAIN     APPROVED BY
    ----------------------------------------------------------------------------------------
    Money Market                   1,007,728,423     65,374,455     49,105,365      89.80%
    ----------------------------------------------------------------------------------------
    Insured Intermediate-Term         36,669,435      1,602,455      1,936,577      91.20%
    ----------------------------------------------------------------------------------------
    Insured Long-Term                 65,866,020      4,118,894      3,406,554      89.75%
    ----------------------------------------------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the funds' policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the funds' Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved as follows:

    ----------------------------------------------------------------------------------------
    CALIFORNIA TAX-EXEMPT FUND           FOR           AGAINST       ABSTAIN     APPROVED BY
    ----------------------------------------------------------------------------------------
    Money Market                   1,015,374,442     62,735,872     44,097,929      90.48%
    ----------------------------------------------------------------------------------------
    Insured Intermediate-Term         36,643,644      1,612,622      1,952,201      91.13%
    ----------------------------------------------------------------------------------------
    Insured Long-Term                 66,434,788      3,701,949      3,254,730      90.52%
    ----------------------------------------------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--BONDS SECURED BY INTERESTS IN OIL, GAS, OR MINERAL PROGRAMS. This change amends a policy prohibiting investments in interests in oil, gas, or other mineral exploration or development programs. While the funds still cannot invest directly in oil, gas, or mineral programs, the change clarifies that the funds can invest in bonds and money market instruments secured by interests in these programs. Approved as follows:

    ----------------------------------------------------------------------------------------
    CALIFORNIA TAX-EXEMPT FUND           FOR           AGAINST       ABSTAIN     APPROVED BY
    ----------------------------------------------------------------------------------------
    Money Market                     999,748,767     73,405,283     49,054,193      89.09%
    ----------------------------------------------------------------------------------------
    Insured Intermediate-Term         36,261,637      1,966,445      1,980,385      90.18%
    ----------------------------------------------------------------------------------------
    Insured Long-Term                 65,617,727      4,434,233      3,339,507      89.41%
    ----------------------------------------------------------------------------------------

2g. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN INDUSTRIAL REVENUE BONDS. This change eliminates a policy imposing special restrictions on investments in industrial revenue and development bonds. The change allows the funds to invest in industrial revenue and development bonds without limit, subject to their usual stringent quality and maturity guidelines. Approved as follows:

    ----------------------------------------------------------------------------------------
    CALIFORNIA TAX-EXEMPT FUND           FOR           AGAINST       ABSTAIN     APPROVED BY
    ----------------------------------------------------------------------------------------
    Money Market                   1,006,197,092     64,739,742     51,271,409      89.66%
    ----------------------------------------------------------------------------------------
    Insured Intermediate-Term         36,259,458      2,175,252      1,773,757      90.18%
    ----------------------------------------------------------------------------------------
    Insured Long-Term                 66,008,240      4,269,972      3,113,255      89.94%
    ----------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1998

[PHOTO]

U.S. financial markets produced solid overall gains during the fiscal year ended November 30. The S&P 500 Index gained 23.7% for the 12-month period, overcoming a sharp summer setback. Bond prices rose as interest rates declined. Returns from overseas stock markets varied widely, with big gains in Europe and losses in most other markets.

U.S. STOCK MARKETS

The stock market's gains during the fiscal year were concentrated in large-capitalization growth stocks. Within the S&P 500 Index, the growth stocks rose 33.7%, while the value stocks were up 13.2%. The market's overall bias toward large-caps showed starkly in the contrast between the S&P 500 and other indexes. While the S&P 500 was rising 23.7%, the rest of the market returned a paltry 2.6%, as measured by the Wilshire 4500 Equity Index. Small-cap stocks, as represented by the Russell 2000 Index, did even worse--a negative return of 6.6%.

       The market's ascent was not without incident, even for large-cap stocks. After rising strongly to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the boundary distinguishing a bear market from a mere "correction." Declines were certifiably bearish for smaller stocks, however.

       The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a continuance of economic weakness in Asia. The persistence of Asia's economic troubles--which first surfaced in mid-1997--began to slow the economic expansions in the United States and Europe.

                                                  AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED NOVEMBER 30, 1998
                                           -------------------------------------
                                           1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             23.7%       26.7%        23.0%
   Russell 2000 Index                        -6.6        10.3          11.3
   MSCI EAFE Index                           16.8         9.3          10.2
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                9.5%        7.7%          7.3%
   Lehman 10 Year Municipal Bond Index        8.1         6.9           6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                5.1         5.2           5.1
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.5%        2.2%          2.4%
--------------------------------------------------------------------------------

       The rebound in stocks late in the fiscal year occurred even though several sources of uncertainty remained, including doubts about global economic growth and reductions in securities analysts' forecasts of future corporate earnings. Stock prices got considerable help from the decline in interest rates. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

       Three forces clearly shaped the performance of industry sectors. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of economic troubles abroad), and fortresses (companies somewhat protected from competition).

       In contrast to the cautious stance of investors during fiscal 1998, U.S. consumers threw caution to the wind. Feeling flush because of plentiful jobs (the nation's unemployment rate was 4.4% at fiscal year-end) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer discretionary firms, such as retailers (+26%) and consumer staples (+22%).

       Fear was a factor in the lagging returns in industry groups considered to be vulnerable to slowing global growth, falling commodity prices, and tougher price competition from foreign suppliers. Among these--all traditional value sectors--were firms in the "other energy" category (-37%); chemical and other materials & processing firms (essentially a zero return); and makers of producer durables such as airplanes and machinery (+2%). Conversely, utilities did well (+35%) in part because they are seen as relatively insulated from foreign competition or economic woes. Fortresses are companies perceived as relatively safe from competitors because of patented products or brands. Such companies led the year's best-performing sectors: technology (+49%) and health care (+43%).

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board had the flexibility to cut short-term rates in three quarter-point steps in the autumn because inflation was remarkably tame--consumer prices rose just 1.5% for our fiscal year.

       In this bond-friendly environment, yields on long-term Treasury issues fell by roughly 100 basis points (1 percentage point), with the 30-year Treasury bond ending the fiscal year at 5.06%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a total return of 15.7%, an astounding margin of some 14 percentage points over the inflation rate.

       Reflecting investors' flight to quality and worries about slowing economic growth, prices fell for high-yield "junk" bonds. Even high-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods when falling rates lead to greater refinancing activity by homeowners, resulting in unwanted prepayments of principal. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds as well as Treasuries, and has an intermediate-term average maturity, earned 9.5%.

       Yields on long-term municipal bonds declined only modestly during the fiscal year, and by November 30 were only slightly lower than yields on comparable Treasury securities. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outdistanced even the S&P 500 Index, but Asian and Latin American markets were generally down during the fiscal year. As a group, European stocks earned 27.8% in U.S.-dollar terms. Europe's bull market was fueled by continuing economic growth, lower interest rates, increased corporate merger activity, and optimism about the effects of the euro, a common currency due to be adopted in 1999 by 11 nations.

       Japan's stock market continued to suffer from the effects of a severe recession and a shaky banking system. Stocks in Tokyo fell 4.5% in U.S.-dollar terms. Elsewhere in Asia, returns were mixed, ranging from a rebound of 21% in South Korea, through Australia's 11% gain, to big losses in Indonesia (-52%), Malaysia (-42%), New Zealand (-25%), and Singapore (-18%). Losses were steep throughout Latin America, including Mexico (-32%), Venezuela (-59%), Brazil (-20%), and Chile (-22%).

REPORT FROM THE ADVISER

[PHOTO]

During the fiscal year ended November 30, nervous global investors flocked to the safety of U.S. Treasury securities. The "flight to quality" began with the collapse of Asian markets early in the year, then spread throughout the emerging economies of the world. With each round of negative world events, U.S. Treasury yields fell as investors bid up bond prices. In contrast to the volatility on world financial markets, sailing was smooth for the U.S. economy, which produced stable growth and low inflation. The Federal Reserve Board initially was reluctant to lower short-term interest rates in the face of the fundamental strength of the domestic economy; however, signs of international economic calamity loomed ever larger, threatening future U.S. growth. By the second half of our fiscal year, it was clear that domestic export-sensitive sectors were slowing, and stock market volatility increased. The Fed then cut short-term interest rates by a total of three-quarters of a percentage point. To date, the Fed's action has helped calm the fears of a worldwide credit crunch and stemmed investors' flight from risk. We will have to wait and see whether the worst is over for global markets.

       As one would expect, municipal bond yields fell in sympathy with the decline in Treasury yields. However, a large supply of new tax-exempt bonds muted the price increases. Consequently, municipal bonds underperformed their Treasury bond counterparts. During the fiscal year, the benchmark 30-year U.S. Treasury bond yield declined nearly 1 percentage point (from 6.05% to 5.06%). In contrast, the yield on an AAA-rated tax-exempt bond of similar maturity declined only three-tenths of 1 percent (from roughly 5.2% to 4.9%), and produced commensurately less price appreciation.

       As noted, the supply of new tax-exempt bonds grew dramatically during our fiscal year. Two factors led to this increase in municipal debt. First, as interest rates declined, municipalities rushed to issue new bonds that would refinance their older, higher-coupon debt. Second, the financial strength of many states and localities improved as robust economic performance boosted tax revenues. This increased financial sustenance allowed many issuers to fund new capital projects with tax-exempt debt. In all, tax-exempt issuance for the year was up 27% to $278 billion in new bonds.

       This abundance of new bonds offers unique value to investors in longer-term municipal issues. As of our fiscal year-end, the yield on a high-quality, long-maturity municipal bond was equal to an unusually high 96.8% of the yield on a comparable U.S. Treasury security. At certain points during the fiscal period, AAA-rated insured municipal bonds actually offered yields higher than Treasury bonds, a situation not seen since 1986. For investors in the maximum federal tax bracket (39.6%), high-grade municipal bonds offer about 3 percentage points in additional taxable-equivalent yield over comparable U.S. Treasuries. Our state tax-exempt funds further boost after-tax returns by providing income exempt from state tax. In the past, municipal bond yields have not stayed high relative to Treasury bonds for long. However, because of the persistence of global uncertainty and its beneficial effect on prices of Treasury bonds, at present it's hard to predict when municipal yields will return to more-normal levels. In the meantime, longer-term municipal bonds are a steal.

       The high credit quality of the Vanguard California Tax-Exempt Funds played an important role in our strong performance relative to peers. Early in our fiscal year, demand was quite strong for the higher yields of uninsured bonds and those of speculative-grade credit quality. Market participants disregarded the added credit risk they were assuming. Demand for lower-quality securities was so high that investors accepted ever-smaller yield premiums for assuming the extra credit risk, and yield spreads between bonds of different quality tightened. But the bankruptcy of a major hospital group in Pennsylvania in summer 1998 caused many bondholders to reconsider the relationship between yield and credit quality.

       Investors in Vanguard's insured single-state tax-exempt funds receive additional credit protection. Although this municipal bond insurance does not protect against changes in market value, it does guarantee the timely payment of principal and interest. Our single-state tax-exempt funds are able to offer the dual benefits of high credit quality and attractive yields year after year because of our low expenses. Our emphasis on high credit quality should allow our shareholders to sleep comfortably.

       Over time, the simple combination of a disciplined risk approach with low expenses has proven to be a powerful force for maximizing total return for shareholders. Our continued focus on these basics produced the desired results in fiscal 1998.

       Yields on 1-year tax-exempt money market instruments fell 76 basis points (0.76 percentage point) during the second half of our fiscal year, even though summer is traditionally a season for heavy municipal borrowing. Over the full 12 months, the decline was 82 basis points, leaving the yield on the benchmark 1-year MIG-1 note at 2.99% on November 30. By comparison, the yield on 1-year U.S. Treasury bills fell 92 basis points during the second half and 99 basis points for the full year, closing with a yield of 4.50%. The plunge in short-term yields was fueled by the global "flight to quality" and by the Fed's 75-basis-point cut in the fed funds rate. At fiscal year-end, the yield on 1-year MIG-1 notes therefore was equal to 66.4% of the yield on comparable Treasury bills. Though this ratio is less favorable than that for yields of long-term municipal bonds in relation to those of Treasury bonds, municipal money markets still offer value for investors in the highest tax brackets.

       As the new year begins, the California Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low expenses. We believe these attributes will, over time, generate superior risk-adjusted returns.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

December 10, 1998

INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by California state, county, and municipal governments.

PERFORMANCE SUMMARY
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: JUNE 1, 1987-NOVEMBER 30, 1998
--------------------------------------------------------
              CALIFORNIA TAX-EXEMPT             AVERAGE
                MONEY MARKET FUND                FUND*
FISCAL    CAPITAL     INCOME       TOTAL         TOTAL
YEAR      RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------
1987        0.0%        2.2%        2.2%          2.1%
1988        0.0         5.1         5.1           4.8
1989        0.0         6.2         6.2           5.8
1990        0.0         5.6         5.6           5.3
1991        0.0         4.4         4.4           4.2
1992        0.0         3.0         3.0           2.7
1993        0.0         2.4         2.4           2.0
1994        0.0         2.6         2.6           2.3
1995        0.0         3.7         3.7           3.3
1996        0.0         3.3         3.3           2.9
1997        0.0         3.4         3.4           3.0
1998        0.0         3.1         3.1           2.8
-------------------------------------------------------

*Average California Tax-Exempt Money Market Fund.

See Financial Highlights table on page 35 for dividend information for the past five years.

SEC 7-Day Annualized Yield (11/30/1998): 2.74%

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
---------------------------------------------------------------------------
        CA Tax-Exempt Money Market       Average CA Tax-Exempt Money Market
1988 11           10000                             10000
1989 02           10145                             10138
1989 05           10310                             10294
1989 08           10466                             10438
1989 11           10619                             10580
1990 02           10767                             10715
1990 05           10916                             10857
1990 08           11064                             10995
1990 11           11213                             11141
1991 02           11349                             11265
1991 05           11475                             11379
1991 08           11592                             11486
1991 11           11711                             11604
1992 02           11814                             11693
1992 05           11906                             11775
1992 08           11982                             11843
1992 11           12059                             11915
1993 02           12133                             11976
1993 05           12205                             12036
1993 08           12277                             12094
1993 11           12350                             12158
1994 02           12417                             12215
1994 05           12491                             12278
1994 08           12572                             12345
1994 11           12670                             12433
1995 02           12785                             12533
1995 05           12909                             12643
1995 08           13021                             12739
1995 11           13138                             12842
1996 02           13249                             12940
1996 05           13356                             13034
1996 08           13463                             13120
1996 11           13574                             13216
1997 02           13684                             13310
1997 05           13801                             13412
1997 08           13917                             13508
1997 11           14037                             13612
1998 02           14148                             13708
1998 05           14267                             13813
1998 08           14371                             13900
1998 11           14472                             13988

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                           PERIODS ENDED NOVEMBER 30, 1998
                                                          --------------------------------     FINAL VALUE OF A
                                                          1 YEAR       5 YEARS     10 YEARS   $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
 California Tax-Exempt Money Market Fund                  3.10%         3.22%        3.77%         $14,472
 Average California Tax-Exempt Money Market Fund          2.76          2.84         3.41           13,988
----------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                INCEPTION                                 --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt Money Market Fund          6/1/1987        3.22%       3.21%         0.00%        3.81%       3.81%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MARCH 4, 1994-NOVEMBER 30, 1998
---------------------------------------------------------
          CALIFORNIA INSURED INTERMEDIATE-
                TERM TAX-EXEMPT FUND            LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1994        -3.6%       3.4%        -0.2%        -1.1%
1995         8.3        5.6         13.9         15.2
1996         1.3        5.1          6.4          5.2
1997         1.0        4.9          5.9          6.0
1998         2.7        4.8          7.5          7.3
---------------------------------------------------------

*Lehman 7 Year Municipal Bond Index.

See Financial Highlights table on page 36 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MARCH 4, 1994-NOVEMBER 30, 1998
----------------------------------------------------------------------------------------------
           CA Insured Intermediate-Term      Average CA Intermediate   Lehman 7 Year Municipal
                 Tax-Exempt Fund                Tax-Exempt Fund              Bond Index
3/4/ 94               10000                         10000                      10000
1994 05               10142                         10039                      10059
1994 08               10313                         10189                      10236
1994 11                9981                          9813                       9889
1995 02               10538                         10349                      10458
1995 05               10895                         10730                      10876
1995 08               11044                         10879                      11134
1995 11               11367                         11171                      11397
1996 02               11539                         11295                      11531
1996 05               11436                         11180                      11379
1996 08               11668                         11352                      11568
1996 11               12095                         11731                      11994
1997 02               12175                         11779                      12101
1997 05               12314                         11909                      12156
1997 08               12603                         12180                      12468
1997 11               12810                         12361                      12719
1998 02               13113                         12639                      13022
1998 05               13216                         12761                      13136
1998 08               13528                         13007                      13418
1998 11               13766                         13191                      13647

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                 PERIODS ENDED NOVEMBER 30, 1998
                                                                 -------------------------------     FINAL VALUE OF A
                                                                   1 YEAR       SINCE INCEPTION     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------------
         California Insured Intermediate-Term Tax-Exempt Fund       7.47%            6.97%               $13,766
         Average California Intermediate Tax-Exempt Fund            6.71             6.01                 13,191
         Lehman 7 Year Municipal Bond Index                         7.30             6.78                 13,647
-----------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                              INCEPTION                   ----------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------------------
California Insured Intermediate-Term Tax-Exempt Fund          3/4/1994       8.00%         2.17%        5.02%        7.19%
----------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: APRIL 7, 1986-NOVEMBER 30, 1998
---------------------------------------------------------
              CALIFORNIA INSURED LONG-TERM
                   TAX-EXEMPT FUND              LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1986         4.8%       4.6%         9.4%         9.4%
1987       -11.6        6.3         -5.3         -0.2
1988         4.9        7.3         12.2         10.6
1989         4.9        7.3         12.2         11.0
1990         0.3        6.8          7.1          7.7
1991         2.1        6.5          8.6         10.3
1992         4.4        6.4         10.8         10.0
1993         5.7        5.8         11.5         11.1
1994       -11.0        5.1         -5.9         -5.2
1995        13.6        6.5         20.1         18.9
1996         1.3        5.6          6.9          5.9
1997         1.1        5.4          6.5          7.2
1998         3.1        5.2          8.3          7.8
--------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 36 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
-----------------------------------------------------------------------------------
               CA Ins Long-Term           Average CA Tax-Exempt    Lehman Municipal
                Tax-Exempt Fund                  Fund                Bond Index
1988 11             10000                        10000                 10000
1989 02             10325                        10242                 10194
1989 05             10851                        10688                 10627
1989 08             10880                        10814                 10811
1989 11             11217                        11074                 11101
1990 02             11269                        11163                 11239
1990 05             11433                        11320                 11404
1990 08             11378                        11357                 11505
1990 11             12010                        11821                 11956
1991 02             12223                        12071                 12275
1991 05             12478                        12360                 12554
1991 08             12773                        12681                 12861
1991 11             13044                        12901                 13182
1992 02             13359                        13201                 13500
1992 05             13692                        13554                 13786
1992 08             14204                        14107                 14296
1992 11             14453                        14204                 14504
1993 02             15545                        15265                 15358
1993 05             15545                        15322                 15435
1993 08             16106                        16017                 16041
1993 11             16119                        15914                 16111
1994 02             16272                        16027                 16208
1994 05             15835                        15387                 15817
1994 08             16103                        15617                 16069
1994 11             15172                        14574                 15270
1995 02             16741                        16059                 16519
1995 05             17400                        16785                 17263
1995 08             17419                        16726                 17495
1995 11             18223                        17543                 18157
1996 02             18447                        17757                 18345
1996 05             18054                        17319                 18052
1996 08             18504                        17699                 18412
1996 11             19482                        18474                 19224
1997 02             19482                        18531                 19355
1997 05             19730                        18751                 19547
1997 08             20275                        19264                 20115
1997 11             20753                        19653                 20603
1998 02             21303                        20174                 21125
1998 05             21539                        20418                 21380
1998 08             22076                        20826                 21855
1998 11             22482                        21093                 22202

                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                              PERIODS ENDED NOVEMBER 30, 1998
                                                              -------------------------------        FINAL VALUE OF A
                                                              1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------
         California Insured Long-Term Tax-Exempt Fund           8.31%       6.88%        8.44%           $22,482
         Average California Tax-Exempt Fund                     7.33        5.80         7.75             21,093
         Lehman Municipal Bond Index                            7.76        6.62         8.30             22,202
---------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                INCEPTION                                 -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
California Insured Long-Term
  Tax-Exempt Fund                                4/7/1986        9.48%       6.61%         2.49%        6.10%       8.59%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
----------------------------------
Yield                         2.7%
Average Maturity           66 days
Average Quality              MIG-1
Expense Ratio                0.20%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
MIG-1/SP-1+                                72.1%
A-1/P-1                                    20.0
AAA/AA                                      0.0
A                                           7.9
------------------------------------------------
Total                                     100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                        CALIFORNIA INSURED         LEHMAN
                         INTERMEDIATE-TERM          INDEX*
----------------------------------------------------------
Number of Issues                       281          47,383
Yield                                 3.9%            4.4%
Yield to Maturity                     4.0%              --
Average Coupon                        5.4%            5.5%
Average Maturity                 6.6 years      13.5 years
Average Quality                        AAA             AA+
Average Duration                 5.3 years       7.2 years
Expense Ratio                        0.19%              --
Cash Reserves                         0.0%              --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
-----------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                        CALIFORNIA INSURED         LEHMAN
                         INTERMEDIATE-TERM          INDEX*
----------------------------------------------------------
R-Squared                             0.91            1.00
Beta                                  0.82            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
AAA                                              98.0%
AA                                                2.0
A                                                 0.0
BBB                                               0.0
BB                                                0.0
B                                                 0.0
Not Rated                                         0.0
------------------------------------------------------
Total                                           100.0%

DISTRIBUTION BY MATURITY  (% OF PORTFOLIO)
------------------------------------------------------
Under 1 Year                                      4.8%
1-5 Years                                        25.4
5-10 Years                                       55.2
10-20 Years                                      14.6
20-30 Years                                       0.0
Over 30 Years                                     0.0
------------------------------------------------------
Total                                           100.0%

FUND PROFILE
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                        CALIFORNIA INSURED         LEHMAN
                                 LONG-TERM          INDEX*
----------------------------------------------------------
Number of Issues                       206          47,383
Yield                                 4.3%            4.4%
Yield to Maturity                     4.5%              --
Average Coupon                        5.4%            5.5%
Average Maturity                 9.4 years      13.5 years
Average Quality                        AAA             AA+
Average Duration                 7.0 years       7.2 years
Expense Ratio                        0.19%              --
Cash Reserves                         0.0%              --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                        CALIFORNIA INSURED         LEHMAN
                                 LONG-TERM          INDEX*
----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  1.25            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
AAA                                              95.7%
AA                                                4.3
A                                                 0.0
BBB                                               0.0
BB                                                0.0
B                                                 0.0
Not Rated                                         0.0
------------------------------------------------------
Total                                           100.0%

DISTRIBUTION BY MATURITY  (% OF PORTFOLIO)
------------------------------------------------------
Under 1 Year                                      2.9%
1-5 Years                                        11.8
5-10 Years                                       26.6
10-20 Years                                      52.4
20-30 Years                                       6.3
Over 30 Years                                     0.0
------------------------------------------------------
Total                                           100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                              COUPON         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.8%)
--------------------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing Auth. COP VRDO
   (Capital Improvement Financing Pooled Project)                     2.50%    12/3/1998 LOC        $ 20,160    $  20,160
Anaheim CA Public Improvement Corp. Lease COP VRDO
   (Refunding Project)                                                2.60%    12/2/1998 (2)          27,205       27,205
California Educ. Fac. Auth. Rev. VRDO
   (California Institute of Technology)                               2.65%    12/3/1998               9,200        9,200
California Educ. Fac. Auth. Rev. VRDO (Stanford Univ.)                2.45%    12/2/1998               5,000        5,000
California GO CP                                                      2.85%     2/1/1999              40,000       40,000
California GO CP                                                      2.90%    2/18/1999              10,000       10,000
California GO CP                                                      3.00%    12/1/1998               7,300        7,300
California GO CP                                                      3.00%    12/4/1998              24,800       24,800
California GO CP                                                      3.10%   12/11/1998               7,400        7,400
California GO CP                                                      3.15%    1/12/1999              10,100       10,100
California GO CP                                                      3.25%   12/14/1998              24,000       24,000
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)                       2.50%    12/3/1998 LOC           3,200        3,200
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)                       2.70%    12/3/1998 LOC          16,900       16,900
California Health Fac. Finance Auth. Rev. TOB VRDO
   (Catholic Health Care West)                                        3.15%    12/3/1998 (1) +         3,580        3,580
California Health Fac. Finance Auth. Rev. VRDO
   (Catholic Health Care West)                                        2.75%    12/2/1998 (1)          52,800       52,800
California Health Fac. Finance Auth. Rev. VRDO
   (Memorial Health Services)                                         2.80%    12/2/1998              10,600       10,600
California Health Fac. Finance Auth. Rev. VRDO (Pooled Program)       2.60%    12/2/1998 LOC           5,000        5,000
California Health Fac. Finance Auth. Rev. VRDO
   (St. Francis Medical Center)                                       2.55%    12/2/1998 (1)           7,800        7,800
California Health Fac. Finance Auth. Rev. VRDO
   (St. Francis Medical Center)                                       2.75%    12/2/1998 (1)          26,600       26,600
California Health Fac. Finance Auth. Rev. VRDO
   (St. Joseph Health System Group)                                   3.00%    12/2/1998              10,450       10,450

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
California PCR Finance Auth. CP (Pacific Gas & Electric Co.)          2.80%     3/8/1999 LOC        $ 15,000    $  15,000
California PCR Finance Auth. VRDO (Exxon Project)                     3.15%    12/2/1998               6,500        6,500
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        3.25%    12/2/1998 LOC           1,200        1,200
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        3.30%    12/2/1998 LOC           9,965        9,965
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        3.35%    12/2/1998              28,170       28,170
California RAN                                                        4.00%    6/30/1999             115,000      115,588
California School Fac. Financing Corp. COP VRDO                       2.75%    12/2/1998 LOC          13,095       13,095
California Statewide Communities Dev. Auth. COP VRDO
   (Memorial Health Services)                                         2.85%    12/2/1998              19,000       19,000
California Statewide Communities Dev. Auth. COP VRDO
   (St. Joseph Health System Group)                                   3.00%    12/2/1998              18,100       18,100
Foothill CA Eastern Transp. Corridor Agency Toll Road Rev. VRDO       2.80%    12/3/1998 LOC          25,000       25,000
Fresno CA TRAN                                                        4.00%    6/30/1999              10,000       10,024
Irvine CA Assessment Dist. Improvement Boards VRDO
   (Northwest Irvine)                                                 3.25%    12/2/1998 LOC          27,600       27,600
Irvine CA Assessment Dist. Improvement Boards VRDO
   (Orange County-Irvine County)                                      2.50%    12/2/1998 LOC          50,023       50,023
Irvine CA Ranch Water Dist. VRDO                                      3.10%    12/2/1998 LOC           1,900        1,900
Irvine CA Ranch Water Dist. VRDO                                      3.25%    12/2/1998 LOC           6,100        6,100
Irvine CA Ranch Water Dist. VRDO (Consolidated Bonds Refunding)       3.25%    12/2/1998 LOC             800          800
Kern County CA VRDO (Public Fac. Project)                             2.75%    12/2/1998 LOC          25,600       25,600
Los Angeles CA Community College Dist. TRAN                           4.25%    7/29/1999               8,000        8,032
Los Angeles CA TRAN                                                   4.00%    6/30/1999              55,000       55,132
Los Angeles CA TRAN                                                   4.25%    6/30/1999              25,000       25,143
Los Angeles CA Unified School Dist. COP VRDO
   (Belmont Learning Complex)                                         2.95%    12/2/1998 LOC          10,000       10,000
Los Angeles CA Waste Water Rev. CP                                   3.075%     3/8/1999               5,000        5,000
Los Angeles County CA Capital Asset Lease Rev. CP                     2.80%     2/1/1999 LOC           4,000        4,000
Los Angeles County CA Capital Asset Lease Rev. CP                     2.90%    2/18/1999 LOC           6,500        6,500
Los Angeles County CA Capital Asset Lease Rev. CP                     3.00%    12/1/1998 LOC           3,000        3,000
Los Angeles County CA Capital Asset Lease Rev. CP                     3.10%   12/17/1998 LOC           8,600        8,600
Los Angeles County CA Capital Asset Lease Rev. CP                     3.15%   12/11/1998 LOC           5,000        5,000
Los Angeles County CA Dept. of Water & Power Electric Plant CP        2.90%    12/1/1998 LOC          12,000       12,000
Los Angeles County CA Dept. of Water & Power Electric Plant CP        3.00%     2/1/1999 LOC          12,000       12,000
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             8.00%     7/1/1999 (2)           5,445        5,579
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. CP          2.80%    3/11/1999 LOC           7,082        7,082
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. CP          2.95%    3/11/1999 LOC           7,900        7,900
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO        2.60%    12/2/1998 (3)           8,000        8,000
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO        2.80%    12/3/1998 (1)          37,200       37,200
Los Angeles County CA Pension Obligations VRDO                        2.60%    12/2/1998 (2)          88,600       88,600
Los Angeles County CA Pooled Fin. Program Trust TOB VRDO              3.30%    12/2/1998 (4) +        90,380       90,380
Los Angeles County CA TRAN                                            4.50%    6/30/1999               4,000        4,038
MSR California Public Power Agency VRDO (San Juan Project)            3.25%    12/2/1998 (1)          20,000       20,000
Marin County CA TRAN                                                  4.50%    6/30/1999              14,500       14,576
Metro. Water Dist. of Southern California CP                          2.75%     3/9/1999              29,800       29,800
Metro. Water Dist. of Southern California VRDO                        2.60%    12/3/1998              19,000       19,000
Oakland CA Joint Powers Financing Auth. Lease Rev. VRDO               2.90%    12/3/1998 (4)          20,000       20,000
Orange County CA Improvement Boards VRDO
   (Irvine Coast Assessment Dist.)                                    3.25%    12/2/1998 LOC             600          600
Orange County CA Sanitation Dist. VRDO                                2.80%    12/3/1998 (2)          25,826       25,826
Orange County CA Sanitation Dist. VRDO                                3.25%    12/2/1998 LOC           1,700        1,700
Orange County CA Sanitation Dist. VRDO                                3.25%    12/2/1998 (2) LOC      21,450       21,450
Otay CA Water Dist. COP VRDO (Capital Project)                        2.75%    12/2/1998 LOC           8,800        8,800
Rancho Mirage CA Joint Powers Financing Auth. COP
   (Eisenhower Medical Center)                                        2.95%    12/2/1998 (1)          25,100       25,100
Riverside County CA Public Fac. Project VRDO                          2.75%    12/8/1998 LOC          14,400       14,400
Riverside County CA Public Fac. Project VRDO                          2.80%    12/8/1998 LOC           6,220        6,220
Riverside County CA TRAN                                              4.50%    9/30/1999               9,400        9,499
Sacramento CA Board of Educ. TOB VRDO                                 3.30%    12/2/1998 +            50,000       50,000
Sacramento County CA VRDO
   (Administration Center & Courthouse Project)                       2.45%    12/3/1998 LOC          27,310       27,310

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                              COUPON         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
San Bernardino County CA COP VRDO
   (County Center Refinancing Project)                                2.65%    12/2/1998 LOC        $  8,800    $   8,800
San Bernardino County CA TRAN                                         4.50%    9/30/1999               9,600        9,695
San Diego CA TAN                                                      4.50%    9/30/1999              12,500       12,632
San Diego CA Unified School Dist. TRAN                                4.50%    10/1/1999              49,750       50,322
San Diego County CA TRAN                                              4.50%    9/30/1999              20,000       20,210
San Francisco City and County CA Unified School Dist. TRAN            4.50%    9/22/1999              11,000       11,095
San Jose CA Redev. Agency Rev. VRDO
   (Merged Area Redev. Project)                                       2.50%    12/2/1998 LOC           7,300        7,300
San Jose/Santa Clara CA Clean Water & Sewer Finance Auth. VRDO        2.60%    12/2/1998 (3)           3,700        3,700
San Jose CA Unified School Dist. TRAN                                 3.50%   10/19/1999              22,000       22,100
Santa Barbara County CA TRAN                                          4.50%    10/1/1999              10,500       10,607
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
   (Valley Medical Center Project)                                    2.50%    12/8/1998 LOC          26,800       26,800
Santa Rosa County CA School Dist. TRAN                                4.50%    10/1/1999              12,500       12,626
Southern California Public Power Auth. VRDO
   (Southern Transmission Project)                                    2.60%    12/2/1998 (2) LOC     151,700      151,700
Southern California Public Power Auth. VRDO
   (Southern Transmission Project)                                    2.65%    12/2/1998 (4)          30,265       30,265
Torrance CA Little Co. of Mary Hosp. VRDO
   (Torrance Memorial Medical Center)                                 2.90%    12/3/1998 LOC           3,000        3,000
Tulare County CA TRAN                                                 4.25%    6/30/1999              17,000       17,063
Turlock CA Irrigation Dist. COP VRDO (Transmission Project)           2.50%    12/2/1998 LOC           6,990        6,990
Ventura County CA CP                                                  2.85%     2/8/1999 LOC          12,000       12,000
Wateruse Financial Auth. of California VRDO                           2.60%    12/2/1998 (3)         100,000      100,000
West Basin CA Muni. Water Dist. Rev. COP VRDO
   (Phase II Recycled Water Project)                                  2.50%    12/2/1998 LOC          26,400       26,400
West Basin CA Muni. Water Dist. Rev. COP VRDO
   (Phase II Recycled Water Project)                                  2.55%    12/2/1998 LOC          10,000       10,000
OUTSIDE CALIFORNIA:
Puerto Rico TRAN                                                      3.50%    7/30/1999 ++           18,000       18,076
Puerto Rico Govt. Bank VRDO                                           2.90%    12/2/1998 (1)           2,000        2,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,966,608)                                                                                            1,966,608
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               26,911
Liabilities                                                                                                      (23,293)
                                                                                                               ----------
                                                                                                                    3,618
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 1,970,143,898 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,970,226
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
=========================================================================================================================
*See Note A in Notes to Financial Statements.
+Securities exempt from registration under Rule 144A of the Securities Act of
 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, the aggregate value of these securities was $143,960,000, representing 7.3% of net assets.
For key to abbreviations and other references, see page 31.

-------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,970,284        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                                 (58)          --
 Unrealized Appreciation                                                                                  --           --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,970,226        $1.00
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
CALIFORNIA INSURED                                                              MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.2%)
-------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (97.4%)
Alameda County CA COP                                                 5.00%     6/1/2006 (2)        $  3,010    $   3,199
Alameda County CA COP (Medical Center Project)                        5.25%     6/1/2008 (1)           1,965        2,125
Alameda County CA COP (Medical Center Project)                        5.25%     6/1/2009 (1)           2,910        3,147
Alameda County CA COP (Medical Center Project)                        5.25%     6/1/2010 (1)           3,065        3,288
Alameda County CA COP (Medical Center Project)                        5.25%     6/1/2011 (1)           1,615        1,721
Alameda County CA COP (Medical Center Project)                        5.25%     6/1/2012 (1)           1,595        1,690
Alameda County CA COP (Medical Center Project)                        5.25%     6/1/2013 (1)           1,785        1,879
Alameda County CA COP (Medical Center Project)                       5.375%     6/1/2014 (1)           1,880        1,991
Alameda County CA COP (Medical Center Project)                       5.375%     6/1/2015 (1)           3,960        4,176
Anaheim CA Convention Center Finance COP                              0.00%     8/1/2004 (1)           3,120        2,498
Anaheim CA Public Finance Auth. Rev. COP                              6.00%     9/1/2008 (4)           2,000        2,306
Anaheim CA Public Improvement Corp. Lease COP VRDO
   (Refunding Project)                                                2.60%    12/2/1998 (2)           1,600        1,600
California GO                                                         6.50%     3/1/2002 (2)           5,570        6,064
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2008 (1)           3,290        3,636
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2009 (1)           3,580        3,952
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2010 (1)           3,060        3,361
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2011 (1)           3,950        4,324
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2012 (1)           3,635        3,960
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.75%     7/1/2010 (1)           7,000        7,747
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                       5.875%     7/1/2009 (2)           5,000        5,538
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        7.00%     7/1/2005 (2)           3,410        3,995
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        7.00%     7/1/2006 (2)           3,395        4,034
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%     7/1/2001 (1)           1,600        1,696
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%     7/1/2002 (1)           1,280        1,380
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%     7/1/2004 (1)           1,645        1,821
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%     7/1/2006 (1)           1,000        1,130
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)         5.25%     6/1/2009 (4)           6,290        6,802
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)         5.25%     6/1/2010 (4)           5,310        5,719
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)         5.25%     6/1/2011 (4)           7,250        7,748
California Health Fac. Finance Auth. Rev. (Mills Peninsula)           6.00%    1/15/2000 (6)           1,080        1,112
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%     7/1/2002 (1)           2,500        2,652
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%     7/1/2003 (1)           3,010        3,227
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%     7/1/2004 (1)           2,750        2,969
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%     7/1/2010 (1)           3,570        3,889
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.75%     7/1/2005 (1)           3,335        3,676
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.75%     7/1/2006 (1)           3,415        3,779
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.25%     5/1/2001 (1)           1,500        1,558
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.25%     5/1/2002 (1)           1,000        1,050
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.25%     5/1/2003 (1)           1,000        1,061
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.50%     5/1/2004 (1)           1,855        2,001
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.50%     5/1/2005 (1)           1,500        1,632
California Health Fac. Finance Auth. Rev. (Scripps Memorial Hosp.)    6.25%    10/1/2013 (1)           3,000        3,245
California Health Fac. Finance Auth. Rev. (Sisters of Providence)     6.00%    10/1/2009 (2)           4,490        5,196
California Health Fac. Finance Auth. Rev. (Summit Medical Center)     5.25%     5/1/2009 (4)           3,500        3,772
California Health Fac. Finance Auth. Rev. (Summit Medical Center)     5.25%     5/1/2011 (4)           1,700        1,805
California Health Fac. Finance Auth. Rev. (Sutter Health)             5.50%    8/15/2012 (4)           3,000        3,271
California Health Fac. Finance Auth. Rev.
   (UCSF-Stanford Health Care)                                        5.00%   11/15/2009 (2)           2,500        2,656

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
CALIFORNIA INSURED                                                              MATURITY                AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE                 (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev.
   (UCSF-Stanford Health Care)                                        5.00%   11/12/2010 (2)          $  1,000    $   1,055
California Health Fac. Finance Auth. Rev.
   (UCSF-Stanford Health Care)                                        5.00%   11/15/2011 (2)             2,000        2,094
California Public Works Board                                         6.50%    12/1/2008 (2)             5,000        5,986
California Public Works Board (Dept. of Corrections)                  5.50%     1/1/2010 (2)            10,000       10,945
California Public Works Board (Dept. of Corrections)                  5.50%     1/1/2014 (2)             5,975        6,407
California Public Works Board (Dept. of Corrections)                  6.40%    11/1/2001 (1)(Prere.)     5,000        5,786
California Public Works Board (Dept. of Corrections)                  6.60%    12/1/2002 (2)(Prere.)     3,500        3,956
California Public Works Board (Univ. of California)                   5.50%     9/1/2008 (2)             5,185        5,763
California Public Works Board (Univ. of California)                   5.50%     9/1/2009 (2)             4,015        4,453
California Public Works Board (Univ. of California)                   6.25%    12/1/2002 (2)(Prere.)     1,000        1,117
Capistrano CA Unified Public Schools                                  6.00%     9/1/2004 (2)             2,160        2,405
Capistrano CA Unified Public Schools                                  6.00%     9/1/2005 (2)             2,395        2,694
Central Coast CA Water Auth. Rev.                                     6.05%    10/1/2002 (2)(Prere.)     1,800        1,990
Central Coast CA Water Auth. Rev.                                     6.25%    10/1/2002 (2)(Prere.)     2,000        2,225
Chino CA Basin Finance Auth. Muni. Water Dist.                        6.50%     8/1/2010 (2)             3,095        3,727
Clovis CA Unified School Dist.                                        0.00%     8/1/2004 (3)(ETM)        5,000        4,003
Clovis CA Unified School Dist.                                        0.00%     8/1/2005 (3)            16,000       12,238
Clovis CA Unified School Dist.                                        0.00%     8/1/2006 (3)            17,000       12,425
Contra Costa CA (Merrithew Memorial Hosp.)                            5.25%    11/1/2001 (1)             3,000        3,139
Contra Costa CA (Merrithew Memorial Hosp.)                            5.25%    11/1/2003 (1)             3,230        3,446
Contra Costa CA (Merrithew Memorial Hosp.)                            6.00%    11/1/2006 (1)             2,000        2,263
Contra Costa CA (Merrithew Memorial Hosp.)                            6.00%    11/1/2007 (1)             2,000        2,278
Corona CA Community Fac. Dist.                                        4.35%     9/1/2001 (1)             1,755        1,798
Corona CA Community Fac. Dist.                                        4.45%     9/1/2002 (1)             1,830        1,889
Corona CA Community Fac. Dist.                                        4.50%     9/1/2003 (1)             1,510        1,567
Corona CA Community Fac. Dist.                                        4.55%     9/1/2004 (1)             1,495        1,559
Corona CA Redev. Project                                              7.50%     9/1/2004 (3)               970        1,153
Corona CA Redev. Project                                              7.50%     9/1/2005 (3)             1,040        1,247
Culver City CA Redev. Finance Auth.                                   6.75%    11/1/1999 (2)(Prere.)     2,500        2,635
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.       5.00%     6/1/2014 (3)             3,850        3,956
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.      6.375%    12/1/2001 (2)(Prere.)     4,000        4,402
East Whittier CA City School Dist.                                    5.75%     8/1/2017 (3)             1,670        1,866
El Dorado County CA Public Agency Finance Auth. Rev.                  5.50%    2/15/2021 (3)             2,420        2,552
El Dorado County CA Public Agency Finance Auth. Rev.                  5.60%    2/15/2012 (3)             3,900        4,266
Elsinore Valley CA Muni. Water Dist. COP                              5.90%     7/1/2006 (3)             1,685        1,902
Fresno CA COP (City Hall Refinancing Project)                        6.375%     8/1/2010 (2)            10,500       11,181
Glendale CA School Dist.                                              5.75%     9/1/2017 (3)             3,790        4,175
La Quinta CA Redev. Agency (Tax Allocation Project)                   7.30%     9/1/2007 (1)             1,240        1,522
La Quinta CA Redev. Agency (Tax Allocation Project)                   8.00%     9/1/2003 (1)             1,325        1,564
Long Beach CA Financing Auth. Rev.                                    6.00%    11/1/2007 (2)             3,070        3,527
Long Beach CA Financing Auth. Rev.                                    6.00%    11/1/2009 (2)             3,735        4,326
Long Beach CA Financing Auth. Rev.                                    6.00%    11/1/2010 (2)             3,860        4,483
Los Angeles CA Dev. Auth. COP (Children's Hosp.)                      6.00%     6/1/2011 (1)             2,365        2,721
Los Angeles CA Transp. Comm. Sales Tax Rev.                           6.25%     7/1/2013 (1)             1,500        1,662
Los Angeles CA Unified School Dist. COP                               5.00%    11/1/2012 (4)             3,510        3,674
Los Angeles CA Unified School Dist. GO                               5.375%     7/1/2014 (3)             7,000        7,479
Los Angeles CA Unified School Dist. GO                               5.375%     7/1/2015 (3)             3,000        3,186
Los Angeles CA Unified School Dist. GO                               5.375%     7/1/2016 (3)             4,000        4,232
Los Angeles CA Waste Water                                            5.75%     6/1/2011 (1)             7,960        8,679
Los Angeles CA Waste Water                                            6.50%     6/1/2004 (1)(Prere.)     1,695        1,955
Los Angeles CA Waste Water                                            8.70%    11/1/2002 (3)             2,535        2,999
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2008 (4) ++          6,155        6,576
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2010 (4) ++          7,070        7,573
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.40%     7/1/2009 (2)             1,725        1,879
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.50%     7/1/2017 (2)             1,500        1,587
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             9.00%     7/1/2005 (1)             4,015        5,181
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             9.00%     7/1/2006 (1)             4,380        5,787
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             9.00%     7/1/2007 (1)             4,770        6,447


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
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                MATURITY                 AMOUNT       VALUE*
                                                                     COUPON         DATE                  (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
Los Angeles County CA Public Works Finance Auth. Rev.                 4.10%     3/1/2000 (4)           $  5,000    $   5,057
Los Angeles County CA Public Works Finance Auth. Rev.                 5.25%     9/1/2012 (1)              6,345        6,738
MSR California Public Power Agency (San Juan Project)                5.375%     7/1/2013 (1)              2,500        2,677
MSR California Public Power Agency (San Juan Project)                5.375%     7/1/2014 (1)              3,000        3,197
MSR California Public Power Agency (San Juan Project)                 5.50%     7/1/2001 (1)              6,500        6,830
MSR California Public Power Agency (San Juan Project)                 5.85%     7/1/2006 (2)              1,500        1,645
Modesto CA Irrigation Dist. Finance Auth. Rev.                        4.25%     9/1/1999 (2)                550          555
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2004 (2)              1,255        1,334
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2009 (2)              1,130        1,209
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2010 (2)              2,000        2,125
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2011 (2)              1,790        1,887
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2012 (2)              1,630        1,705
Modesto CA Irrigation Dist. Finance Auth. Rev.                       5.125%     9/1/2015 (2)              4,365        4,535
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.25%     9/1/2005 (2)              1,000        1,082
Mountain View CA Capital Improvement Finance Auth.                    6.25%     8/1/2012 (1)              5,000        5,405
North City West CA Community Dist.                                    5.75%     9/1/2015 (4)              2,000        2,197
North City West CA Community Dist.                                    6.00%     9/1/2005 (4)              1,510        1,698
North City West CA Community Dist.                                    6.00%     9/1/2006 (4)              1,600        1,815
North City West CA Community Dist.                                    6.00%     9/1/2007 (4)              1,695        1,939
Oakland CA Building Auth. Lease Rev. (Harris Building)                5.25%     4/1/2009 (2)              5,235        5,695
Oakland CA Redev. Agency (Central Dist. Project)                      6.00%     2/1/2006 (2)              5,125        5,778
Oakland CA Redev. Agency (Central Dist. Project)                      6.00%     2/1/2007 (2)              3,360        3,824
Oakland CA Redev. Agency (Central Dist. Project)                      6.00%     2/1/2008 (2)              5,585        6,398
Orange County CA Airport Rev. Refunding Bond                          5.50%     7/1/2004 (1)              3,555        3,840
Orange County CA Airport Rev. Refunding Bond                          6.00%     7/1/2001 (1)              7,245        7,680
Orange County CA Airport Rev. Refunding Bond                          6.00%     7/1/2005 (1)              4,020        4,486
Orange County CA Airport Rev. Refunding Bond                          6.00%     7/1/2006 (1)              4,565        5,125
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.25%    2/15/2004 (1)             10,590       11,324
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.25%    2/15/2005 (1)             10,260       11,040
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.80%    2/15/2005 (3)              6,000        6,637
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.90%    2/15/2006 (3)              8,000        8,968
Orange County CA Local Transp. Auth. Sales Tax Rev.                   9.50%    2/15/2003 (3)              5,765        7,041
Orange County CA Sanitation Dist. COP                                 6.00%     8/1/2001 (3)(Prere.)+     1,500        1,624
Orange County CA Sanitation Dist. COP                                 6.40%     8/1/2007 (3)              1,415        1,540
Pittsburg CA Redev. Agency Rev.                                       5.50%     8/1/2007 (3)              5,750        6,145
Poway CA Redev. Agency                                                7.25%   12/15/2011 (3)              7,500        8,055
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2003 (1)              2,670        2,826
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2004 (1)              2,925        3,112
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2005 (1)              3,190        3,407
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2006 (1)              1,775        1,899
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2007 (1)              3,775        4,051
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2008 (1)              4,045        4,337
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2009 (1)              2,435        2,605
Rancho CA Water Dist. Finance Auth. Rev.                             5.875%    11/1/2010 (3)              3,000        3,350
Rancho CA Water Dist. Finance Auth. Rev.                              6.25%     8/1/2012 (3)              1,950        2,108
Rancho CA Water Dist. Finance Auth. Rev.                              6.50%    11/1/2001 (3)              1,590        1,723
Rancho Cucamonga CA Redev. Auth.                                      5.00%     9/1/2011 (1)              3,165        3,324
Riverside CA Electric Refunding Rev.                                  5.00%    10/1/2005 (2)              3,500        3,727
Riverside CA Electric Refunding Rev.                                 5.375%    10/1/2009 (2)              4,115        4,511
Riverside County CA Public Finance                                    5.25%     9/1/2003 (1)              2,210        2,364
Sacramento CA Cogeneration Project Refunding Rev.                     5.25%     7/1/2011 (1)              4,730        5,042
Sacramento CA Muni. Util. Dist. Rev.                                  5.00%     7/1/2000 (2)              8,500        8,732
Sacramento CA Muni. Util. Dist. Rev.                                  5.75%     1/1/2010 (1)              5,000        5,481
Sacramento CA Muni. Util. Dist. Rev.                                  6.20%    8/15/2005 (1)              2,000        2,205
Sacramento CA Muni. Util. Dist. Rev.                                  6.25%    8/15/2007 (1)              8,000        8,834
Sacramento CA Redev. Agency (Merged Downtown Project)                 5.25%    11/1/2010 (4)              3,895        4,245
Sacramento CA Redev. Agency (Merged Downtown Project)                 6.75%    11/1/2005 (1)              1,000        1,081
Sacramento CA Redev. Agency (Tax Allocation Project)                  6.50%    11/1/2000 (1)(Prere.)      1,775        1,914
Sacramento CA Redev. Agency (Tax Allocation Project)                  6.50%    11/1/2013 (1)                225          241
Sacramento County CA Public Fac. Finance Corp. COP
   (Main Detention Fac. Project)                                      5.50%     6/1/2010 (1)              5,500        6,115


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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
CALIFORNIA INSURED                                                              MATURITY                AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE                 (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
San Bernardino County CA COP (Medical Center Financing Project)       4.30%     8/1/2000 (1)          $  6,000    $   6,092
San Bernardino County CA COP (Medical Center Financing Project)       4.40%     8/1/2001 (1)             9,500        9,703
San Bernardino County CA COP (Medical Center Financing Project)       4.50%     8/1/2002 (1)             8,000        8,231
San Bernardino County CA COP (Medical Center Financing Project)       5.00%     8/1/2003 (1)             2,500        2,633
San Bernardino County CA COP (Medical Center Financing Project)       5.50%     8/1/2006 (1)             8,500        9,323
San Bernardino County CA COP (Medical Center Financing Project)       5.50%     8/1/2007 (1)             6,000        6,607
San Diego CA Water Util. Rev.                                         5.25%     8/1/2009 (3)             2,000        2,165
San Diego CA Water Util. Rev.                                        5.375%     8/1/2010 (3)             6,000        6,506
San Diego CA Water Util. Rev.                                        5.375%     8/1/2012 (3)             2,000        2,144
San Diego CA Financing Auth. Lease Rev.
   (Convention Center Expansion)                                      5.25%     4/1/2011 (2)             5,150        5,543
San Diego CA Financing Auth. Lease Rev.
   (Convention Center Expansion)                                      5.25%     4/1/2012 (2)             3,000        3,206
San Diego CA Public Fac. Financing Auth. Sewer Rev.                   5.00%    5/15/2008 (3)             1,000        1,072
San Diego CA Public Fac. Financing Auth. Sewer Rev.                   5.00%    5/15/2009 (3)             1,240        1,322
San Diego CA Public Fac. Financing Auth. Sewer Rev.                   5.10%    5/15/2010 (3)             2,770        2,953
San Diego CA Unified School Dist. COP                                5.375%     7/1/2002 (1)            10,835       11,495
San Diego CA Unified School Dist. COP                                5.375%     7/1/2003 (1)            10,435       11,193
San Diego County CA Regional Transp. Comm.                            6.00%     4/1/2004 (2)             3,000        3,322
San Diego County CA Regional Transp. Comm.                            6.00%     4/1/2007 (2)             3,000        3,422
San Diego County CA Regional Transp. Comm.                            6.25%     4/1/2002 (3)             5,000        5,416
San Francisco CA Airport Comm. Rev.                                   5.25%     5/1/2012 (4)             2,250        2,406
San Francisco CA Airport Comm. Rev.                                   5.50%     5/1/2009 (4)             5,025        5,533
San Francisco CA Airport Comm. Rev.                                   5.50%     5/1/2010 (4)             5,300        5,808
San Francisco CA Airport Comm. Rev.                                   5.50%     5/1/2011 (4)             2,135        2,351
San Francisco CA Airport Comm. Rev.                                   6.20%     5/1/2007 (2)             1,615        1,771
San Francisco CA Airport Comm. Rev.                                   6.50%     5/1/2013 (2)             2,160        2,380
San Francisco CA Bay Area Rapid Transit Rev.                          5.55%     7/1/2009 (3)             4,920        5,322
San Francisco CA City & County Airport Rev.                           5.50%     5/1/2010 (3)             2,880        3,134
San Francisco CA City & County Airport Rev.                           5.50%     5/1/2011 (3)             3,080        3,341
San Francisco CA City & County Airport Rev.                           6.30%     5/1/2011 (2)             1,085        1,188
San Francisco CA City & County Airport Rev.                           6.40%     5/1/2005 (1)             2,800        3,140
San Francisco CA City & County Airport Rev.                           6.60%     5/1/2007 (1)             1,000        1,129
San Francisco CA City & County GO                                     4.00%    6/15/2000 (3)             7,970        8,063
San Francisco CA County Sewer Rev.                                    6.00%    10/1/2011 (2)             2,000        2,183
San Joaquin County CA COP (Human Services Project)                    6.70%    5/15/1999 (5)(Prere.)     5,300        5,496
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2003 (1)             6,000        5,125
San Jose CA Redev. Agency (Merged Area Redev. Project)               5.375%     8/1/1999 (1)             1,945        1,977
San Jose CA Redev. Agency (Merged Area Redev. Project)               5.375%     8/1/2000 (1)             2,045        2,116
San Jose CA Redev. Agency (Merged Area Redev. Project)               5.375%     8/1/2001 (1)             2,165        2,271
San Jose CA Redev. Agency (Merged Area Redev. Project)               5.375%     8/1/2002 (1)             2,270        2,411
San Jose CA Redev. Agency (Merged Area Redev. Project)                6.00%     8/1/2006 (1)             1,000        1,135
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2006 (3)             3,750        2,750
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2007 (3)             4,950        3,456
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2008 (3)             6,050        4,012
Santa Ana CA Finance Auth. Rev.                                      5.375%     9/1/2009 (1)             3,040        3,324
Santa Ana CA Finance Auth. Rev.                                      5.375%     9/1/2010 (1)             1,600        1,745
Santa Barbara CA Redev. Agency (Central City Project)                 5.50%     3/1/1999 (2)             1,645        1,656
Santa Barbara CA Redev. Agency (Central City Project)                 5.50%     3/1/2000 (2)             2,075        2,134
Santa Barbara CA Redev. Agency (Central City Project)                 5.50%     3/1/2001 (2)             2,215        2,314
Santa Clara County CA Financing Auth. Lease Rev.                      5.50%    5/15/2011 (2) ++          4,535        4,753
Santa Clara County CA Financing Auth. Lease Rev.                      5.50%    5/15/2012 (2) ++          4,785        4,968
Santa Margarita/Dana Point CA Auth. Rev.                              5.50%     8/1/2008 (2)             3,345        3,687
Santa Margarita/Dana Point CA Auth. Rev.                              5.50%     8/1/2009 (2)             3,860        4,251
Santa Margarita/Dana Point CA Auth. Rev.                              5.50%     8/1/2010 (2)             2,245        2,461
Santa Margarita/Dana Point CA Auth. Rev.                              7.25%     8/1/2006 (1)             3,315        4,022
Santa Margarita/Dana Point CA Auth. Rev.                              7.25%     8/1/2010 (1)             2,180        2,773
Santa Margarita/Dana Point CA Auth. Rev.                              7.25%     8/1/2011 (1)             1,640        2,098
Santa Rosa CA Waste Water Service Fac. Dist.                          6.20%     7/2/2009 (2)             2,450        2,689
South Orange County CA Public Finance Auth.                           5.25%    8/15/2013 (2)             2,290        2,438
South Orange County CA Public Finance Auth.                           6.25%    8/15/1999 (3)             2,000        2,046


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
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                                                                                                          FACE       MARKET
                                                                                MATURITY                AMOUNT       VALUE*
                                                                     COUPON         DATE                 (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
South Orange County CA Public Finance Auth.                           7.00%     9/1/2005 (1)           $ 3,440      $ 4,043
South Orange County CA Public Finance Auth.                           7.00%     9/1/2007 (1)             1,000        1,216
South Orange County CA Public Finance Auth.                           7.00%     9/1/2008 (1)             2,875        3,529
South Orange County CA Public Finance Auth.                           7.00%     9/1/2009 (1)             5,000        6,211
South Orange County CA Public Finance Auth.                           7.00%     9/1/2010 (1)             3,300        4,129
South Orange County CA Public Finance Auth.                           9.50%    8/15/2004 (1)             4,395        5,659
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/1999 (2)(Prere.)       435          445
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/2007 (2)               865          885
Southern California Rapid Transit Dist.                               5.80%     9/1/2006 (2)             4,000        4,498
Southern California Rapid Transit Dist.                               5.90%     9/1/2007 (2)             3,155        3,598
Southern California Rapid Transit Dist.                               6.00%     9/1/2008 (2)             2,650        2,906
Sweetwater CA Water Rev.                                              7.00%     4/1/2010 (2)             1,950        2,013
Tri-City CA Hosp. Dist.                                               5.50%    2/15/2008 (1)             3,805        4,176
Tri-City CA Hosp. Dist.                                               5.50%    2/15/2009 (1)             2,665        2,911
Tri-City CA Hosp. Dist.                                              5.625%    2/15/2011 (1)             2,970        3,240
Tri-City CA Hosp. Dist.                                              5.625%    2/15/2012 (1)             1,880        2,043
Tulare County CA COP                                                  5.00%    8/15/2009 (1)             3,880        4,114
Tulare County CA COP                                                  5.70%   11/15/2003 (1)             1,000        1,093
Tulare County CA COP                                                  5.80%   11/15/2004 (1)             1,000        1,109
Tustin CA Unified School Dist. Special Tax                            5.00%     9/1/2011 (4)             2,070        2,177
Tustin CA Unified School Dist. Special Tax                            5.00%     9/1/2013 (4)             2,540        2,634
Univ. of California Rev. (Medical Center)                            5.625%     7/1/2010 (2)             6,660        7,274
Univ. of California Rev. (Multiple Purpose Project)                   6.00%     9/1/2002 (1)(Prere.)     1,500        1,654
Univ. of California Rev. (Multiple Purpose Project)                  10.00%     9/1/2002 (1)             2,950        3,601
Univ. of California Rev. (Multiple Purpose Project)                  10.00%     9/1/2002 (2)             1,000        1,221
Univ. of California Rev. (Multiple Purpose Project)                  10.00%     9/1/2003 (2)             2,000        2,540
Univ. of California Rev. (Multiple Purpose Project)                  12.00%     9/1/2003 (2)             2,000        2,710
Univ. of California Research Fac. Rev.                                5.00%     9/1/2008 (4)             4,290        4,584
Univ. of California Research Fac. Rev.                                5.00%     9/1/2009 (4)             4,510        4,791
Univ. of California Research Fac. Rev.                                5.00%     9/1/2010 (4)             4,730        4,993
Visalia CA Waste Water System Rev.                                    6.00%    12/1/2007 (1)             1,000        1,150
West Basin CA Water Dist.                                             6.80%     8/1/2000 (2)(Prere.)     2,000        2,152
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.00%     6/1/2000 (1)             1,895        1,969
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.00%     6/1/2003 (1)             3,380        3,695
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.00%     6/1/2004 (1)             3,580        3,958
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.00%     6/1/2005 (1)             3,675        4,110
OUTSIDE CALIFORNIA:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.            4.75%    11/1/2000 (2)             2,020        2,070
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.            5.00%    11/1/2001 (2)             2,410        2,503
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.            5.25%    11/1/2003 (2)             1,635        1,742
Puerto Rico Govt. Dev. Bank VRDO                                      2.90%    12/2/1998 (1)             2,000        2,000
                                                                                                                  ----------
                                                                                                                    980,275
                                                                                                                  ----------
NONINSURED (3.8%)
California Dept. of Water Resources (Central Valley Project)         5.125%    12/1/2013                 2,000        2,106
California Dept. of Water Resources (Central Valley Project)         5.125%    12/1/2015                 1,410        1,467
California Dept. of Water Resources (Central Valley Project)         5.125%    12/1/2016                 1,000        1,035
California Educ. Fac. Auth. Rev.
   (Univ. of Southern California Project)                             5.60%    10/1/2009                 2,680        3,002
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)      3.30%    12/2/1998 LOC             3,035        3,035
Chula Vista CA IDR VRDO
   (San Diego Gas & Electric)                                         3.10%    12/2/1998                   600          600
Irvine CA Assessment Dist. VRDO                                       3.25%    12/2/1998 LOC               500          500
Irvine CA Assessment Dist. VRDO                                       3.25%    12/2/1998 LOC               700          700
Kern County CA TRAN                                                   4.25%    10/1/1999                 5,000        5,049
San Diego CA Unified School Dist. COP                                 5.25%     7/1/2001                11,265       11,728
Santa Monica-Malibu CA Unified School Dist. GO                        5.25%     8/1/2011                 3,695        4,016
OUTSIDE CALIFORNIA:
Puerto Rico TRAN                                                      3.50%    7/30/1999                 5,000        5,023
                                                                                                                  ----------
                                                                                                                     38,261
                                                                                                                  ----------
----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $976,424)                                                                                                1,018,536
----------------------------------------------------------------------------------------------------------------------------

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
CALIFORNIA INSURED                                                                                                 VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              22,854
Payables for Investment Securities Purchased                                                                     (33,155)
Other Liabilities                                                                                                 (2,142)
                                                                                                                ----------
                                                                                                                 (12,443)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 91,891,063 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                  $1,006,093
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $10.95
=========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $1,083,000 have been segregated as initial margin for open futures contracts.

For key to abbreviations and other references, see page 31.

-------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $  966,687       $10.52
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note E                                                               (2,501)        (.03)
Unrealized Appreciation (Depreciation)--Notes E and F
   Investment Securities                                                                              42,112          .46
   Futures Contracts                                                                                    (205)          --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,006,093       $10.95
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE       MARKET
                                                                                  MATURITY                 AMOUNT       VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                           COUPON         DATE                  (000)        (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (102.0%)
-------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (92.1%)
Anaheim CA Convention Center Finance COP                                0.00%     8/1/2005 (1)           $  1,250      $   956
Anaheim CA Convention Center Finance COP                                0.00%     8/1/2006 (1)              3,125        2,284
Anaheim CA Convention Center Finance COP                                5.50%     8/1/2014 (1)              5,750        6,133
Anaheim CA Public Improvement Corp. Lease COP VRDO
   (Refunding Project)                                                  2.60%    12/2/1998 (2)              4,375        4,375
Barstow CA Redev. Agency                                                6.25%     9/1/2022 (1)              2,225        2,497
California GO                                                           5.25%    10/1/2014 (3)             15,610       16,401
California GO                                                           6.00%     8/1/2019 (3)                210          232
California GO                                                           7.00%    11/1/2004 (3)(Prere.)      1,935        2,299
California GO                                                           7.00%    11/1/2013 (3)                 65           76
California Dept. of Veteran Affairs                                     5.45%    12/1/2019 (2)             20,000       20,794
California Health Fac. Finance Auth. Rev. (Adventist Health System)     6.75%     3/1/2011 (1)              5,000        5,396
California Health Fac. Finance Auth. Rev. (Catholic Health Care West)   5.75%     7/1/2015 (2)              4,080        4,409
California Health Fac. Finance Auth. Rev. (Catholic Health Care West)   6.00%     7/1/2017 (1)             27,900       30,715
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)           5.00%     6/1/2024 (4)             15,000       15,000
California Health Fac. Finance Auth. Rev. (Little Company of Mary)      5.00%    10/1/2020 (2)             15,655       15,682
California Health Fac. Finance Auth. Rev. (San Diego Hosp.)             6.20%     8/1/2020 (1)              3,820        4,170
California Health Fac. Finance Auth. Rev. (San Diego Hosp.)            6.625%     5/1/1999 (1)(Prere.)      6,525        6,690
California Health Fac. Finance Auth. Rev. (Scripps Health)              5.00%    10/1/2018 (1)              7,355        7,400
California Health Fac. Finance Auth. Rev. (Scripps Health)              5.00%    10/1/2022 (1)              5,760        5,760
California Health Fac. Finance Auth. Rev.
   (UCSF-Stanford Health Care)                                          5.00%   11/15/2018 (2)             10,000       10,062
California Health Fac. Finance Auth. Rev. VRDO
   (Catholic Health Care West)                                          2.75%    12/2/1998 (1)              5,200        5,200
California Housing Finance Agency Multifamily Housing Rev.             8.625%     8/1/2015 (1)                170          178
California Public Works Board (Dept. of Corrections)                    5.50%    12/1/2012 (1)              2,000        2,174
California Public Works Board (Dept. of Corrections)                    5.50%     1/1/2017 (2)             22,285       23,692
California Public Works Board (Dept. of Corrections)                   5.625%    11/1/2016 (1)              9,200        9,993
California Public Works Board (Univ. of California)                    5.375%    10/1/2017 (2)              8,250        8,691
Calleguas-Las Virgenes CA Public Finance Auth.                          5.00%    11/1/2017 (4)              3,435        3,500
Calleguas-Las Virgenes CA Public Finance Auth.                          5.00%    11/1/2023 (4)             13,500       13,511
Capistrano CA Unified Public Schools                                    5.70%     9/1/2016 (2)             10,000       10,887
Central Coast CA Water Auth. Rev.                                       5.00%    10/1/2022 (2)              7,500        7,505
Chino CA Basin Finance Auth. Muni. Water Dist.                          6.00%     8/1/2016 (2)              5,500        6,084
Clovis CA Unified School Dist.                                          0.00%     8/1/2007 (3)             15,000       10,435
Clovis CA Unified School Dist.                                          0.00%     8/1/2008 (3)             14,265        9,427
Clovis CA Unified School Dist.                                          0.00%     8/1/2009 (3)             19,725       12,386
Clovis CA Unified School Dist.                                          0.00%     8/1/2010 (3)             21,485       12,826
Clovis CA Unified School Dist.                                          0.00%     8/1/2011 (3)              1,625          917
Contra Costa CA COP                                                     5.50%     6/1/2012 (2)              6,850        7,316
Contra Costa CA COP                                                     6.70%     2/1/1999 (2)(Prere.)      4,630        4,751
Contra Costa CA Water Dist. Rev.                                        5.50%    10/1/2019 (1)              5,000        5,259
Culver City CA Redev. Finance Auth.                                     6.75%    11/1/1999 (2)(Prere.)        955        1,002
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.         6.50%     6/1/2004 (2)(Prere.)      2,000        2,307
Eastern California Muni. Water Dist.                                    6.75%     7/1/2012 (3)              8,500       10,516
El Dorado County CA Public Agency Finance Auth. Rev.                    5.50%    2/15/2016 (3)              9,000        9,595
Elsinore Valley CA Muni. Water Dist. COP                                6.00%     7/1/2012 (3)              2,210        2,566
Encina CA Power Auth. Waste Water Rev.                                 6.875%     8/1/1999 (3)(Prere.)      3,650        3,817
Fresno CA Water System Rev.                                             5.00%     6/1/2024 (3)              3,000        3,003
Glendale CA Hosp. Rev. (Adventist Health System)                        6.00%     3/1/2014 (1)              3,000        3,196
Imperial Irrigation Dist. of California Electric Rev.                   5.00%    11/1/2018 (1)              3,800        3,851
Kern CA High School Dist. GO                                            6.25%     8/1/2011 (1)              1,065        1,256
Kern CA High School Dist. GO                                            6.40%     8/1/2014 (1)              1,490        1,776
Kern CA High School Dist. GO                                            6.40%     8/1/2015 (1)              1,645        1,959
Kern CA High School Dist. GO                                            6.40%     8/1/2016 (1)              1,815        2,163
La Quinta CA Redev. Agency (Tax Allocation Project)                     7.30%     9/1/2010 (1)              1,145        1,458
Long Beach CA Financing Auth. Rev.                                      5.50%    10/1/2018 (1)              5,030        5,396
Long Beach CA Financing Auth. Rev.                                      6.00%    11/1/2017 (2)              2,000        2,307

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                MATURITY                AMOUNT       VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON         DATE                 (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
Los Angeles CA Dept. of Water & Power Rev.                            5.00%   10/15/2017 (1)          $ 11,600     $ 11,765
Los Angeles CA Dept. of Water & Power Rev.                            5.00%   10/15/2018 (1)            11,600       11,716
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.00%     7/1/2012 (4) ++          8,090        8,384
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.00%     7/1/2023 (2)            10,100       10,108
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2011 (4) ++          9,570       10,201
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2023 (2)            13,025       13,264
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2027 (1)             8,210        8,415
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO        2.80%    12/3/1998 (1)             1,500        1,500
Los Angeles County CA Unified School Dist.                            5.00%     7/1/2023 (3)            10,000       10,008
MSR California Public Power Agency (San Juan Project)                6.125%     7/1/2013 (2)             8,000        9,360
MSR California Public Power Agency (San Juan Project)                 6.75%     7/1/2020 (1)(ETM)       38,785       47,015
MSR California Public Power Agency VRDO (San Juan Project)            3.25%    12/2/1998 (1)             7,000        7,000
Metro. Water Dist. of Southern California                             5.50%     7/1/2025 (1)            20,000       21,061
Modesto CA Irrigation Dist. Finance Auth. Rev.
   (Domestic Water Project)                                           5.75%     9/1/2005 (2)(Prere.)     3,750        4,242
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)     6.50%    10/1/2011 (2)             8,125        9,829
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)     6.50%    10/1/2022 (2)             9,750       11,957
North City West CA School Fac. Financing Auth.                        6.00%     9/1/2019 (4)             2,000        2,218
Northern California Power Agency (Hydro Electric Project)             6.00%     7/1/2009 (1)             7,530        8,658
Northern California Power Agency (Hydro Electric Project)             6.30%     7/1/2018 (1)            10,000       11,876
Northern California Power Agency (Hydro Electric Project)             7.50%     7/1/2021 (2)(Prere.)     1,810        2,407
Oakland CA Building Auth. Lease Rev. (Harris Building)                5.00%     4/1/2023 (2)             4,000        4,003
Oakland CA Building Auth. Lease Rev. (Harris Building)                5.25%     4/1/2010 (2)             5,495        5,938
Oakland CA Redev. Agency (Central Dist. Project)                      5.50%     2/1/2014 (2)             5,500        6,017
Orange County CA Sanitation Dist. VRDO                                2.80%    12/3/1998 (2) LOC           974          974
Orange County CA Sanitation Dist. VRDO                                3.25%    12/2/1998 (2)             6,100        6,100
Pasadena CA Unified School Dist.                                      5.00%     5/1/2023 (3)             5,155        5,159
Pomona CA Unified School Dist. GO                                     5.60%     8/1/2014 (1)             1,585        1,749
Pomona CA Unified School Dist. GO                                     5.60%     8/1/2015 (1)             2,000        2,199
Pomona CA Unified School Dist. GO                                     5.60%     8/1/2016 (1)             1,000        1,097
Pomona CA Unified School Dist. GO                                     7.50%     8/1/2017 (1)             2,540        3,349
Port of Oakland CA Rev.                                               5.40%    11/1/2017 (1)            16,705       17,723
Port of Oakland CA Rev.                                               5.60%    11/1/2019 (1)            22,280       23,859
Rancho CA Water Dist. Finance Auth. Rev.                             5.875%    11/1/2010 (3)             3,585        4,003
Rancho CA Water Dist. Finance Auth. Rev.                              6.25%     8/1/2012 (3)             3,000        3,243
Redding CA Joint Power Finance Auth. Waste Water Rev.                 5.50%    12/1/2018 (3)             5,400        5,615
Riverside CA Electric Refunding Rev.                                 5.375%    10/1/2013 (2)             5,895        6,305
Riverside County CA Transp. Comm. Rev.                                5.75%     6/1/2009 (2)             3,800        4,303
Sacramento CA Finance Auth. Rev.                                      5.25%     5/1/2016 (2)             9,700       10,164
Sacramento CA Finance Auth. Rev.                                      5.25%     5/1/2019 (2)            21,950       22,717
Sacramento CA Finance Auth. Rev.                                     5.375%    11/1/2014 (2)             9,000        9,717
Sacramento CA Finance Auth. Rev.                                      5.40%    11/1/2020 (2)             9,785       10,561
Sacramento CA Muni. Util. Dist. Rev.                                  6.25%    8/15/2010 (1)            33,800       39,948
Sacramento CA Muni. Util. Dist. Rev.                                  6.30%    8/15/2018 (1)            14,000       15,308
Sacramento CA Redev. Agency (Tax Allocation Project)                  6.50%    11/1/2000 (1)(Prere.)     4,850        5,231
Sacramento CA Redev. Agency (Tax Allocation Project)                  6.50%    11/1/2013 (1)               650          696
Sacramento County CA Public Fac. Finance Corp. COP
   (Main Detention Fac. Project)                                      5.50%     6/1/2010 (1)             5,760        6,404
San Bernardino County CA COP (Medical Center Financing Project)       5.50%     8/1/2005 (1)(Prere.)    12,790       14,219
San Bernardino County CA COP (Medical Center Financing Project)       6.50%     8/1/2017 (1)            17,915       21,666
San Diego CA Financing Auth. Lease Rev.
   (Convention Center Expansion)                                      5.25%     4/1/2014 (2)             5,680        6,001
San Diego CA Public Fac. Financing Auth. Sewer Rev.                   5.25%    5/15/2027 (3)             6,450        6,622
San Diego CA Unified School Dist. COP                                 5.00%     8/1/2009 (1)             4,875        5,148
San Diego CA Water Auth. COP                                          5.25%     5/1/2015 (3)            14,290       15,015
San Francisco CA Building Auth. Lease Rev. (Civic Center)             5.25%    12/1/2016 (2)            22,575       23,594
San Francisco CA Building Auth. Lease Rev. (Civic Center)             5.25%    12/1/2021 (2)            15,000       15,387
San Francisco CA Bay Area Rapid Transit Rev.                          6.75%     7/1/2010 (2)             6,370        7,808
San Francisco CA Bay Area Rapid Transit Rev.                          6.75%     7/1/2011 (2)             7,455        9,175
San Francisco CA City & County Rev. GO                                5.00%    6/15/2016 (3)            10,000       10,205

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Airport Rev.                           5.65%     5/1/2006 (3)(Prere.) $ 6,200      $ 6,935
San Francisco CA City & County Airport Rev.                           6.00%     5/1/2010 (1)           2,000        2,210
San Francisco CA City & County Airport Rev.                           6.00%     5/1/2011 (1)           2,100        2,308
San Francisco CA City & County Airport Rev.                           6.00%     5/1/2020 (1)           6,500        7,117
San Francisco CA City & County Airport Rev.                           6.20%     5/1/2006 (2)           5,000        5,483
San Francisco CA City & County Airport Rev.                           6.20%     5/1/2008 (2)           1,000        1,097
San Francisco CA City & County Airport Rev.                           6.30%     5/1/2011 (2)           5,000        5,477
San Francisco CA City & County Airport Rev.                           6.50%     5/1/2006 (1)           3,280        3,691
San Francisco CA City & County Airport Rev.                           6.60%     5/1/2007 (1)           2,490        2,812
San Francisco CA City & County Airport Rev.                          6.625%     5/1/2008 (1)           3,720        4,205
San Francisco CA City & County Airport Rev.                           6.70%     5/1/2009 (1)           3,970        4,500
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          5.375%    1/15/2029 (1)          34,290       35,715
San Jose CA Redev. Agency (Merged Area Redev. Project)                5.00%     8/1/2020 (1)           3,500        3,508
San Jose CA Redev. Agency (Merged Area Redev. Project)                6.00%     8/1/2011 (1)           8,845       10,254
San Mateo County CA Finance Auth.                                     6.50%     7/1/2013 (1)          14,560       17,614
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2009 (3)           4,895        3,075
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2010 (3)           7,050        4,191
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2011 (3)           7,355        4,129
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2012 (3)           6,645        3,516
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2013 (3)           7,430        3,699
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2014 (3)           8,290        3,904
San Ramon Valley CA Unified School Dist. GO                           0.00%     7/1/2015 (3)           5,605        2,487
Santa Ana CA Finance Auth. Rev.                                       6.25%     7/1/2016 (1)           5,345        6,307
Santa Ana CA Finance Auth. Rev.                                       6.25%     7/1/2017 (1)           2,000        2,365
Santa Clara CA Redev. Agency (Bayshore Project)                       7.00%     7/1/2010 (2)           7,000        8,645
Santa Clara CA Valley Water Dist. COP                                 6.00%     2/1/2024 (3)          20,000       21,988
Santa Clara County CA Financing Auth. Lease Rev.                      5.00%   11/15/2017 (2)           5,500        5,597
Santa Clara County CA Financing Auth. Lease Rev.                      5.00%   11/15/2022 (2)           8,690        8,697
Santa Clara County CA Financing Auth. Lease Rev.                      5.50%    5/15/2013 (2) ++        5,050        5,194
Santa Clara County CA Financing Auth. Lease Rev.                      5.50%    5/15/2014 (2) ++        5,325        5,432
Santa Clara County CA Financing Auth. Lease Rev.                      5.50%    5/15/2015 (2) ++        5,620        5,706
Santa Fe Springs CA Redev. Agency                                     6.00%     9/1/2014 (1)           5,350        5,841
Santa Rosa CA Waste Water Rev.                                        6.00%     9/1/2015 (3)           5,580        6,414
Santa Rosa CA Waste Water Rev.                                        6.25%     9/1/2002 (3)(Prere.)   7,075        7,833
Santa Rosa CA Waste Water Service Fac. Dist.                          6.00%     7/2/2015 (2)           7,000        8,040
South Coast CA Air Quality Management Dist. Rev.                      5.50%     8/1/2014 (1)           8,000        8,532
South Coast CA Air Quality Management Dist. Rev.                      6.00%     8/1/2011 (2)+          3,200        3,710
South County CA Waste Water Auth. (Gilroy)                            5.50%     8/1/2022 (3)           8,625        8,943
South Orange County CA Public Finance Auth.                           7.00%     9/1/2011 (1)           3,000        3,772
South Orange County CA Public Finance Auth.                           9.50%    8/15/2004 (1)           3,000        3,863
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/1999 (2)(Prere.)   1,395        1,428
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/2007 (2)           1,070        1,094
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/2010 (2)           1,635        1,671
Southern California Public Power Auth.
   (Southern Transmission Project)                                    5.75%     7/1/2021 (1)           3,000        3,204
Sweetwater CA Water Rev.                                              7.00%     4/1/1999 (2)(Prere.)   3,050        3,152
Three Valley CA Muni. Water Dist. COP                                 5.25%    11/1/2010 (3)           4,220        4,434
Tulare County CA COP                                                  5.00%    8/15/2014 (1)           5,065        5,255
Tulare County CA COP                                                  5.00%    8/15/2015 (1)           6,460        6,667
Ukiah CA Electric Rev.                                                6.00%     6/1/2008 (1)           4,565        5,250
Ukiah CA Electric Rev.                                                6.25%     6/1/2018 (1)           6,000        7,111
Univ. of California Rev. (Medical Center)                             5.75%     7/1/2012 (2)          10,395       11,394
Univ. of California Rev. (Medical Center)                             5.75%     7/1/2014 (2)          12,160       13,230
Univ. of California Rev. (Medical Center)                             5.75%     7/1/2024 (2)          10,000       10,761
Univ. of California Rev. (Medical Center)                             6.00%     7/1/2026 (2)          11,000       12,032
Univ. of California Rev. (Multiple Purpose Project)                  5.125%     9/1/2020 (1)          18,000       18,214
Univ. of California Rev. (Multiple Purpose Project)                   6.25%     9/1/2013 (1)          10,000       11,115
Walnut CA Public Finance Auth.                                        6.00%     9/1/2015 (1)           5,000        5,362
Walnut Valley CA Unified School Dist.                                 6.00%     8/1/2012 (2)           1,790        2,064
Walnut Valley CA Unified School Dist.                                 6.00%     8/1/2013 (2)           1,980        2,278

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE       MARKET
                                                                                     MATURITY              AMOUNT       VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------------
Walnut Valley CA Unified School Dist.                                      6.00%     8/1/2014 (2)         $ 2,205    $   2,531
Walnut Valley CA Unified School Dist.                                      6.00%     8/1/2015 (2)           2,470        2,829
Walnut Valley CA Unified School Dist.                                      6.00%     8/1/2016 (2)           2,690        3,096
Walnut Valley CA Unified School Dist.                                      6.20%     8/1/2009 (2)           1,270        1,493
West Sacramento CA Financing Auth. Rev.
   (Water System Improvement Project)                                      5.25%     8/1/2008 (3)           2,160        2,283
West Sacramento CA Tax Allocation (Redev. Project)                         6.25%     9/1/2001 (1)(Prere.)   8,250        9,001
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                  6.25%     6/1/2007 (1)           4,260        4,932
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                  6.25%     6/1/2008 (1)           3,530        4,089
OUTSIDE CALIFORNIA:
Puerto Rico Govt. Dev. Bank VRDO                                           2.90%    12/2/1998 (1)             100          100
                                                                                                                     ---------
                                                                                                                     1,371,313
                                                                                                                     ---------
SECONDARY MARKET INSURED (3.2%)
California GO                                                              6.25%     9/1/2012 (3)           9,000       10,693
California Public Works Board (Dept. of Corrections)                       6.50%     9/1/2017 (2)          30,000       36,425
                                                                                                                     ---------
                                                                                                                        47,118
                                                                                                                     ---------
NONINSURED (6.7%)
Beverly Hills CA Public Financing Auth. Lease Rev.
   (Capital Improvement Project)                                           5.25%     6/1/2028              10,000       10,243
California Dept. of Water Resources (Central Valley Project)               6.40%     6/1/2002 (Prere.)     20,400       22,570
California Educ. Fac. Auth. Rev. (Univ. of Southern California Project)    5.80%    10/1/2015               6,550        7,004
California Health Fac. Finance Auth. VRDO
   (Adventist Health System West Sutter Health)                            2.50%    12/3/1998 LOC             800          800
California Health Fac. Finance Auth. VRDO (St. Joseph Health)              3.00%    12/2/1998               2,500        2,500
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)           3.35%    12/2/1998                 400          400
California RAN                                                             4.00%    6/30/1999               8,900        8,954
East Bay CA Muni. Util. Dist. Rev.                                         5.25%     6/1/2018               4,000        4,133
East Bay CA Muni. Util. Dist. Rev.                                         5.25%     6/1/2019               4,445        4,577
Irvine CA Assessment Dist. VRDO                                            3.25%    12/2/1998 LOC           8,100        8,100
Irvine CA Ranch Water Dist. VRDO                                           3.10%    12/2/1998 LOC             600          600
Los Angeles CA Dept. of Water & Power Electric Plant Rev.                  6.50%     4/1/2010               3,950        4,348
Los Angeles County CA Public Works Financing Auth. Rev.                    5.50%    10/1/2012               6,750        7,344
Metro. Water Dist. of Southern California                                  8.00%     7/1/2008               2,000        2,604
Orange County CA Sanitation Dist. VRDO                                     3.25%    12/2/1998 LOC           1,400        1,400
Riverside County CA Public Fac. Project VRDO                               2.75%    12/8/1998 LOC           1,400        1,400
Sacramento CA Muni. Util. Auth. Dist.                                      8.00%   11/15/2010                 205          206
OUTSIDE CALIFORNIA:
Puerto Rico Highway & Transp. Auth. Rev. VRDO                              2.90%    12/2/1998 LOC           2,300        2,300
Puerto Rico TRAN                                                           3.50%    7/30/1999              10,000       10,045
                                                                                                                     ---------
                                                                                                                        99,528
                                                                                                                     ---------
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,404,189)                                                                                                 1,517,959
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                   34,288
Payables for Investment Securities Purchased                                                                          (57,636)
Other Liabilities                                                                                                      (6,055)
                                                                                                                     ---------
                                                                                                                      (29,403)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 126,902,077 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                       $1,488,556
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                              $11.73
==============================================================================================================================

*See Note A in Notes to Financial Statements.

+Security segregated as initial margin for open futures contracts.

For key to abbreviations and other references, see page 31.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                      PER
                                                                                                      AMOUNT        SHARE
                                                                                                       (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,368,752       $10.79
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains--Note E                                                                 6,916          .05
Unrealized Appreciation (Depreciation)--Notes E and F
   Investment Securities                                                                             113,770          .90
   Futures Contracts                                                                                    (882)        (.01)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,488,556       $11.73
==========================================================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
++Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 1998.
Scheduled principal and interest payments are guaranteed by:
(1)MBIA (Municipal Bond Insurance Association).
(2)AMBAC (Ambac Assurance Corporation).
(3)FGIC (Financial Guaranty Insurance Company).
(4)FSA (Financial Security Assurance).
(5)BIGI (Bond Investors Guaranty Insurance).
(6)Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                                                              CALIFORNIA      CALIFORNIA
                                                                         CALIFORNIA              INSURED         INSURED
                                                                         TAX-EXEMPT    INTERMEDIATE-TERM       LONG-TERM
                                                                       MONEY MARKET           TAX-EXEMPT      TAX-EXEMPT
                                                                               FUND                 FUND            FUND
                                                                       -------------------------------------------------
                                                                                   YEAR ENDED NOVEMBER 30, 1998
                                                                       -------------------------------------------------
                                                                              (000)                (000)           (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                $62,722              $37,191       $  68,711
                                                                       -------------------------------------------------
        Total Income                                                         62,722               37,191          68,711
                                                                       -------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                            246                   95             167
        Management and Administrative                                         2,880                1,120           1,982
        Marketing and Distribution                                              621                  229             292
    Custodian Fees                                                               26                    9              16
    Auditing Fees                                                                 9                    8               8
    Shareholders' Reports                                                        23                    5              18
    Annual Meeting and Proxy Costs                                                3                    1               3
    Trustees' Fees and Expenses                                                   3                    1               2
                                                                       -------------------------------------------------
        Total Expenses                                                        3,811                1,468           2,488
        Expenses Paid Indirectly--Note C                                        (26)                  (9)            (16)
                                                                       -------------------------------------------------
        Net Expenses                                                          3,785                1,459           2,472
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        58,937               35,732          66,239
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                    1                   (8)         14,652
    Futures Contracts                                                            --               (1,034)         (1,044)
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                          1               (1,042)         13,608
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                        --               22,045          27,362
    Futures Contracts                                                            --                 (229)           (838)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                 --               21,816          26,524
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $58,938              $56,506        $106,371
========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                               CALIFORNIA                         CALIFORNIA INSURED
                                                               TAX-EXEMPT                          INTERMEDIATE-TERM
                                                            MONEY MARKET FUND                       TAX-EXEMPT FUND
                                                       ------------------------                  ------------------------
                                                                            YEAR ENDED NOVEMBER 30,
                                                       ------------------------------------------------------------------
                                                            1998               1997               1998              1997
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                               $ 58,937       $     55,048       $     35,732         $  22,323
    Realized Net Gain (Loss)                                   1                 19             (1,042)           (1,003)
    Change in Unrealized Appreciation (Depreciation)          --                 --             21,816             7,077
                                                       ------------------------------------------------------------------
        Net Increase in Net Assets Resulting
            from Operations                               58,938             55,067             56,506            28,397
                                                       ------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (58,937)           (55,048)           (35,732)          (22,323)
    Realized Capital Gain                                     --                 --                 --              (729)
                                                       ------------------------------------------------------------------
        Total Distributions                              (58,937)           (55,048)           (35,732)          (23,052)
                                                       ------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                             2,145,061          1,814,001            561,031           358,923
    Issued in Lieu of Cash Distributions                  54,801             50,897             27,849            17,852
    Redeemed                                          (2,029,569)        (1,508,080)          (199,993)         (128,781)
                                                       ------------------------------------------------------------------
        Net Increase from Capital Share Transactions     170,293            356,818            388,887           247,994
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       170,294            356,837            409,661           253,339
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  1,799,932          1,443,095            596,432           343,093
                                                       ------------------------------------------------------------------
    End of Year                                       $1,970,226         $1,799,932         $1,006,093          $596,432
=========================================================================================================================

(1)Shares Issued (Redeemed)

    Issued                                             2,145,061          1,814,001             51,907            34,064
    Issued in Lieu of Cash Distributions                  54,801             50,897              2,573             1,692
    Redeemed                                          (2,029,569)        (1,508,080)           (18,538)          (12,240)
                                                       ------------------------------------------------------------------
        Net Increase in Shares Outstanding               170,293            356,818             35,942            23,516
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      CALIFORNIA
                                                                                                   INSURED LONG-TERM
                                                                                                    TAX-EXEMPT FUND
                                                                                                YEAR ENDED NOVEMBER 30,
                                                                                           -------------------------------
                                                                                                1998                1997
                                                                                               (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $     66,239        $     58,666
    Realized Net Gain (Loss)                                                                  13,608               4,059
    Change in Unrealized Appreciation (Depreciation)                                          26,524               8,533
                                                                                           -------------------------------
        Net Increase in Net Assets Resulting from Operations                                 106,371              71,258
                                                                                           -------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (66,239)            (58,666)
    Realized Capital Gain                                                                     (7,325)             (8,550)
                                                                                           -------------------------------
        Total Distributions                                                                  (73,564)            (67,216)
                                                                                           -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   398,698             254,391
    Issued in Lieu of Cash Distributions                                                      50,100              45,804
    Redeemed                                                                                (199,574)           (163,271)
                                                                                           -------------------------------
        Net Increase from Capital Share Transactions                                         249,224             136,924
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           282,031             140,966
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                      1,206,525           1,065,559
                                                                                           -------------------------------
    End of Year                                                                           $1,488,556          $1,206,525
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    34,419              22,618
    Issued in Lieu of Cash Distributions                                                       4,327               4,070
    Redeemed                                                                                 (17,261)            (14,544)
                                                                                           -------------------------------
        Net Increase in Shares Outstanding                                                    21,485              12,144
==========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------------------------
                                                                        CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                              ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00       $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .031         .034         .033        .036         .026
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --          --           --
                                                              ----------------------------------------------------------
        Total from Investment Operations                        .031         .034         .033        .036         .026
                                                              ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.031)       (.034)       (.033)      (.036)       (.026)
    Distributions from Realized Capital Gains                     --           --           --          --           --
                                                              ----------------------------------------------------------
        Total Distributions                                    (.031)       (.034)       (.033)      (.036)       (.026)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00       $1.00         $1.00
========================================================================================================================

TOTAL RETURN                                                   3.10%        3.41%        3.32%        3.69%        2.59%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,970       $1,800       $1,443       $1,202       $1,159
    Ratio of Total Expenses to Average Net Assets              0.20%        0.18%        0.19%        0.20%        0.19%
    Ratio of Net Investment Income to Average Net Assets       3.05%        3.35%        3.27%        3.61%        2.57%
========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                          YEAR ENDED NOVEMBER 30,
                                                            ------------------------------------------------   MAR. 4* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998         1997         1996         1995 NOV. 30, 1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.66       $10.58       $10.44      $  9.64        $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .489         .505         .508         .511          .346
    Net Realized and Unrealized Gain (Loss) on Investments      .290         .102         .140         .800         (.360)
                                                            -------------------------------------------------------------
        Total from Investment Operations                        .779         .607         .648        1.311         (.014)
                                                            -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.489)       (.505)       (.508)       (.511)        (.346)
    Distributions from Realized Capital Gains                     --        (.022)          --           --           --
                                                            -------------------------------------------------------------
        Total Distributions                                    (.489)       (.527)       (.508)       (.511)        (.346)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $10.95       $10.66       $10.58       $10.44       $  9.64
=========================================================================================================================

TOTAL RETURN                                                   7.47%        5.91%        6.41%       13.88%        -0.19%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $1,006         $596         $343         $206         $100
    Ratio of Total Expenses to Average Net Assets              0.19%        0.18%        0.19%        0.21%      0.19%**
    Ratio of Net Investment Income to Average Net Assets       4.52%        4.78%        4.90%        5.05%      4.97%**
    Portfolio Turnover Rate                                       2%          10%          21%          11%           6%
=========================================================================================================================

 *Inception.

**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                      CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                            -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.45       $11.42       $11.27       $ 9.92       $11.30
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .577         .592         .598         .602         .604
    Net Realized and Unrealized Gain (Loss) on Investments      .349         .121         .150        1.350       (1.228)
                                                            -------------------------------------------------------------
        Total from Investment Operations                        .926         .713         .748        1.952        (.624)
                                                            -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.577)       (.592)       (.598)       (.602)       (.604)
    Distributions from Realized Capital Gains                  (.069)       (.091)             --           --     (.152)
                                                            -------------------------------------------------------------
        Total Distributions                                    (.646)       (.683)       (.598)       (.602)       (.756)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.73       $11.45       $11.42       $11.27       $ 9.92
=========================================================================================================================

TOTAL RETURN                                                   8.31%        6.52%        6.91%       20.11%       -5.88%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,489       $1,207       $1,066         $975         $834
    Ratio of Total Expenses to Average Net Assets              0.19%        0.16%        0.19%        0.20%        0.19%
    Ratio of Net Investment Income to Average Net Assets       4.98%        5.26%        5.38%        5.59%        5.60%
    Portfolio Turnover Rate                                      15%          21%          23%          23%          28%
=========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Exempt Funds comprises the California Tax-Exempt Money Market Fund, California Insured Intermediate-Term Tax-Exempt Fund, and California Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: Each fund, except the Tax-Exempt Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

            -----------------------------------------------------------------------------------------------
                                              CAPITAL CONTRIBUTED        PERCENTAGE            PERCENTAGE
                                                  TO VANGUARD              OF FUND            OF VANGUARD'S
            CALIFORNIA TAX-EXEMPT FUND               (000)               NET ASSETS          CAPITALIZATION
            -----------------------------------------------------------------------------------------------
            Money Market                             $364                  0.02%                   0.5%
            Insured Intermediate-Term                 182                  0.02                    0.3
            Insured Long-Term                         273                  0.02                    0.4
            -----------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1998, custodian fee offset arrangements reduced expenses by:

            -----------------------------------------------------------------------------------------------
                                                                                               ANNUALIZED
                                                                                              TOTAL EXPENSE
                                                                                              REDUCTION AS
                                                                           EXPENSE            A PERCENTAGE
                                                                          REDUCTION            OF AVERAGE
            CALIFORNIA TAX-EXEMPT FUND                                      (000)              NET ASSETS
            -----------------------------------------------------------------------------------------------
            Money Market                                                     $26                   --
            Insured Intermediate-Term                                          9                   --
            Insured Long-Term                                                 16                   --
            -----------------------------------------------------------------------------------------------

D. During the year ended November 30, 1998, purchases and sales of investment securities other than temporary cash investments were:

            --------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                          ------------------------------
            CALIFORNIA TAX-EXEMPT FUND                                    PURCHASES               SALES
            --------------------------------------------------------------------------------------------
            Insured Intermediate-Term                                     $427,522              $ 17,953
            Insured Long-Term                                              483,733               190,964
            --------------------------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Intermediate-Term Tax-Exempt Fund and the Insured Long-Term Tax-Exempt Fund had realized losses totaling $1,950,000 and $7,986,000, respectively, through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F.) For federal income tax purposes at November 30, 1998, the funds had the following capital gains available for distribution, or capital losses available to offset future capital gains:

            -----------------------------------------------------------------------------------------------
                                                                                   CAPITAL LOSS
                                                                           --------------------------------
                                                 CAPITAL GAINS                                 EXPIRATION
                                                 AVAILABLE FOR                               FISCAL YEAR(S)
                                                 DISTRIBUTION              AMOUNT                ENDING
            CALIFORNIA TAX-EXEMPT FUND               (000)                  (000)              NOVEMBER 30
            -----------------------------------------------------------------------------------------------
            Money Market                                 --                $ (65)               2000-2006
            Insured Intermediate-Term                    --                 (756)               2005-2006
            Insured Long-Term                       $14,020                   --                       --
            -----------------------------------------------------------------------------------------------

F. At November 30, 1998, net unrealized appreciation of investment securities for federal income tax purposes was:

            -----------------------------------------------------------------------------------------------
                                                                            (000)
                                                  ---------------------------------------------------------
                                                  APPRECIATED            DEPRECIATED         NET UNREALIZED
            CALIFORNIA TAX-EXEMPT FUND            SECURITIES             SECURITIES           APPRECIATION
            -----------------------------------------------------------------------------------------------
            Insured Intermediate-Term              $  40,311             $   (149)             $  40,162
            Insured Long-Term                        106,848               (1,064)               105,784
            -----------------------------------------------------------------------------------------------

     At November 30, 1998, the aggregate settlement value of open futures contracts expiring through March 1999 and the related unrealized depreciation were:

            ----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                         ---------------------------------
            CALIFORNIA                                                    AGGREGATE
            TAX-EXEMPT FUND/                    NUMBER OF LONG           SETTLEMENT            UNREALIZED
            FUTURES CONTRACTS                  (SHORT) CONTRACTS            VALUE             DEPRECIATION
            ----------------------------------------------------------------------------------------------
            Insured Intermediate-Term/
               U.S. Treasury Note                    (422)                $ 50,264               $(205)
            Insured Long-Term/
              U.S. Treasury Bond                     (977)                 124,769                (882)
            ----------------------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard California Tax-Exempt Funds

[PHOTO]

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Tax-Exempt Money Market Fund, California Insured Intermediate-Term Tax-Exempt Fund, and California Insured Long-Term Tax-Exempt Fund (constituting Vanguard California Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1999






SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD CALIFORNIA TAX-EXEMPT
FUNDS

This information for the fiscal year ended November 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

     The Insured Long-Term Tax-Exempt Fund distributed $5,401,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $5,401,000 capital gain dividends, the fund designates $1,116,000 as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]


                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q750-1/21/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.